AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 2014

INVESTMENT COMPANY ACT FILE NO. 811-22940

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

THE ENDOWMENT PMF MASTER FUND, L.P.

(Exact name of Registrant as specified in charter)

4265 San Felipe

Suite 800

Houston, Texas 77027

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 993-4675

John A. Blaisdell

The Endowment PMF Master Fund, L.P.

4265 San Felipe

Suite 800

Houston, Texas 77027

(Name and address of agent for service)

PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

George J. Zornada

K & L Gates LLP

One Lincoln Street

Boston, Massachusetts 02111

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (“1940 Act”). However, securities issued by the Registrant have not been and are not being registered under the Securities Act of 1933, as amended (“Securities Act”). The Registrant intends that such securities will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act and the regulations thereunder. Investments in the Registrant’s securities may be made only by U.S. and foreign investment companies or other investment vehicles that are “accredited investors” within the meaning of Regulation D under the Securities Act or that the Registrant determines are eligible to invest in accordance with Regulation D under the Securities Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement does not by itself constitute an offer to sell, or the solicitation of an offer to buy, any securities of or other interest in the Registrant.

THE ENDOWMENT PMF MASTER FUND, L.P.

CROSS REFERENCE SHEET

PARTS A AND B

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS
1.	Outside Front Cover	Not Applicable

2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page

3.	Fee Table and Synopsis	Fee Table and Synopsis

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Not Applicable

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Not Applicable

8.	General Description of the Registrant	General Description of the Registrant

9.	Management	Management

10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities

11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities

12.	Legal Proceedings	Legal Proceedings

13.	Table of Contents of the Statement of Additional Information (“SAI”)	Table of Contents of the Statement of Additional Information (“SAI”)

14.	Cover Page of SAI	Cover Page of SAI

15.	Table of Contents of SAI	Table of Contents of SAI

16.	General Information and History	General Information and History

17.	Investment Objective and Policies	Investment Objective and Policies

18.	Management	Management

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities

20.	Investment Advisory and Other Services	Investment Advisory and Other Services

21.	Portfolio Managers	Portfolio Managers

22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices

23.	Tax Status	Tax Status

24.	Financial Statements	Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE.

The following table illustrates the approximate expenses and fees that you will pay if you buy and hold limited partnership interests (“Interests”) in The Endowment PMF Master Fund, L.P. (“Master Fund”). The information below and specifically the Acquired Fund Fees and Expenses (as described below in footnote 2) are a required disclosure for investment companies that are registered under the 1940 Act. Since the Master Fund is registered under such act, it is required to provide these disclosures. Unregistered funds that may resemble the Master Fund in that they invest in underlying funds will also incur expenses from the underlying funds in which they invest. However, unlike the Master Fund, these unregistered funds of funds are not required to disclose Acquired Fund Fees and Expense information to investors because they are not registered under the 1940 Act.

Annual Expenses (as a percentage of average net assets of the Master Fund):

PARTNER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of purchase amount)	None

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees (1)	0.70%
Other Expenses (2)	0.34%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.04%
Acquired Fund Fees and Expenses (3)	5.87%
Fee Waiver and/or Expense Reimbursement (4)	0.00%

TOTAL ANNUAL EXPENSES	6.91%

(1)	In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee out of its average month-end net assets, accrued monthly and payable monthly in arrears equal to 0.70% (on an annualized basis) for the six quarters following the date of the Legacy Master Fund Division (as defined herein) and 0.40% (on an annualized basis) for periods thereafter until the period ending ten years after the date of the Legacy Master Fund Division, when the Adviser will no longer receive an investment management fee. In addition, following the period ending five years after the date of the Legacy Master Fund Division, no fee will be charged on Hedge Fund Assets (as defined below), with any such Hedge Fund Assets remaining at that time being excluded from the calculation of net assets for purposes of determining the management fee.
(2)	Other Expenses are estimated based on the expected expenses for the Master Fund based on net assets of 1,000,000,000 and include but are not limited to administration fees, custodial fees, professional fees, interest expense, offshore withholding tax and other operating expenses. Certain administrative and other expenses applicable to feeder funds that invest in the Master Fund, including those of the Feeder Funds, are applied at the feeder fund level rather than at the Master Fund level.
(3)	The Acquired Fund Fees and Expenses include the operating expenses and performance-based incentive fees of the underlying investment funds (“Investment Funds”) in which the Master Fund is invested. The costs incurred at the Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition the Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the investment managers of the Investment Funds (“Investment Managers”) in order to seek to enhance or preserve the Investment Funds’ returns. Of the approximately 5.87% representing costs incurred at the underlying Investment Fund level, such costs consists of approximately 1.64% in management fees, approximately 3.07% in other expenses (trading, etc.) and approximately 1.16% in incentive fee allocations.

The Acquired Fund Fees and Expenses were calculated in good faith by the Master Fund’s investment adviser, Endowment Advisers, L.P. (the “Adviser”). There are several components that go into the calculation and for some Investment Funds, complete, updated information was not available. Generally the calculation is based on responses received from the underlying Investment Funds, the most recent shareholder reports, the most recent investor communication (which in some cases may be the

Investment Funds offering documents) or other materials/communications with/from the underlying Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average net asset value (“NAV”) of the Master Fund’s investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Master Fund or the Adviser and represent the costs incurred to invest in the Investment Funds.

(4)	As required by the Partnership Agreement (as defined below), the Adviser has contractually agreed to waive and/or reimburse the Master Fund for its management fees and other expenses to the extent necessary to limit the total annualized expenses (excluding fees and expenses directly charged by Investment Funds and Investment Managers, borrowing and other trading and execution costs and fees, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business) of the Master Fund to 1.25% of the net asset value of the Master Fund (the “Expense Limitation Agreement”). The Expense Limitation Agreement will be applied on an annualized basis such that total expenses incurred by the Master Fund through the end of any fiscal quarter are limited to the pro-rated portion of 1.25% based on the relevant quarter end during the fiscal year (e.g. as of September 30, the limitation would be 3/4 of 1.25%).

The purpose of the table above is to assist an investor in understanding the various costs and expenses that an investor in the Master Fund will bear directly or indirectly. The following example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment advisory fee paid by the Master Fund.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in the Master Fund, assuming a 5% annual return:	$68	$201	$329	$628

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund was established on January 10, 2014.

Interests in the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under the Securities Act. Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that persons who are both “accredited investors,” as defined in Regulation D under the Securities Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act. The Master Fund is not generally available for investment except in the discretion of the Board.

The Master Fund’s investment objective is to manage a portfolio of Investment Funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated. The Master Fund’s investment objective is non-fundamental, but may only be changed with the approval of a percentage of the limited partners of the Master Fund (“Partners”) equal to the Minimum Limited Partner Approval, as defined below. The Master Fund will hold a portfolio of Investment Funds, reflecting an approximately pro rata division of the portfolio of The Endowment Master Fund, L.P. (the “Legacy Master Fund”), managed in a broad range of investment strategies and asset categories. The Adviser will manage the Master Fund portfolio primarily in a passive manner whereby the Master Fund will hold to self-liquidation private equity and other similarly illiquid interests in Investment Funds and oversee the liquidation of other Investment Funds that provide for redemption while managing the Master Fund’s cash to ensure the Master Fund’s ability to satisfy outstanding capital commitments relating to such portfolio holdings. The Adviser may also consider secondary sales of hedge fund interests held by the Master Fund to enhance liquidity. Any secondary sale of Investment Fund interests prior to the relevant Liquidation Period (as defined herein) must be unanimously approved by the Directors. Withdrawal requests have been, or will be, submitted to each Investment Fund that permits such requests. It is not expected that the Master Fund will make additional investments other than fulfilling capital commitments to certain Investment Funds, and investments for cash and liquidity management purposes. See Item 17 below for additional discussion of the Master Fund’s investment policies and investment restrictions.

The Master Fund will hold interests in various Investment Funds, including private partnerships, limited liability companies, and other investment vehicles, which are managed by a group of Investment Managers previously identified by the Adviser within the Legacy Master Fund. As stated above, the Master Fund’s anticipated portfolio holdings will reflect an approximately pro rata division of the Legacy Master Fund’s portfolio. The Legacy Master Fund’s portfolio holdings as of December 31, 2013 are listed in Appendix A to this Registration Statement. The pro rata division of the Legacy Master Fund’s portfolio and transfer of such assets to the Master Fund is referred to in this Registration Statement as the “Legacy Master Fund Division” To the extent that an Investment Fund held by the Legacy Master Fund does not consent to the division and transfer of the Legacy Master Fund’s interest in the Investment Fund but the Legacy Master Fund is nevertheless able to transfer an approximately pro rata division of its portfolio, the Master Fund will receive an amount in cash equal to the net asset value of the relevant portion of the Legacy Master Fund’s interest in any such Investment Fund proposed but unable to be acquired by the Master Fund.

The term “private partnerships” refers to limited partnerships, limited liability companies or other funds and investment vehicles that are private and issue interests to investors that meet certain suitability standards. In general, these interests are not freely tradable and/or have substantial transfer restrictions and no active trading market, but may have certain rights as to redemption.

There can be no assurance that the investment objectives of the Investment Managers or Investment Funds will be achieved.

GENERAL RISKS

The Master Fund’s investment program entails certain risks. As the Master Fund liquidates, there can be no assurance that the investment objective of the Master Fund will produce positive returns or those of the Investments Funds in which the Master Fund invests will be achieved or that their investment programs will be successful.

Portfolio Liquidation Risk

After five years following the effective date of the Legacy Master Fund Division, the Master Fund will seek to liquidate any remaining Hedge Fund Assets (as defined herein). After ten years following the effective date of the Legacy Master Fund Division, the Master Fund will enter a formal dissolution process and will seek to liquidate all remaining assets. Such liquidation of Investment Funds will require the sale of such assets on a secondary basis. Any such secondary sales of assets would likely be at a discount to the net asset value of the relevant Investment Fund interests, which would reduce the amounts realized by the Master Fund and distributed to investors.

Declining Assets Risk

As the Master Fund liquidates, the asset value of the Master Fund will decline. All other things being equal, the Master Fund’s expense ratios may increase as costs are spread over a smaller asset base.

Master/Feeder Structure

To the extent there is disparity in the size of the feeder funds, the larger feeder funds may be able to exercise greater influence in the event of a Master Fund vote, potentially to the detriment of smaller feeder funds. Certain governance standards of the Master Fund and provisions of the Master Fund’s amended and restated limited partnership agreement, dated as of February 18, 2014 (as amended from time to time, the “Partnership Agreement”), as described in this Registration Statement, may only be changed by the Minimum Limited Partner Approval percentage (as defined below). To the extent that a feeder fund’s investment in the Master Fund was sufficiently large so as to meet the Minimum Limited Partner Approval percentage, that feeder fund would have the ability effectively to veto actions requiring a vote or unilaterally determine the outcome of a Master Fund vote.

Closed-End Fund; Limited Liquidity

The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be trading vehicles. You should not invest in the Master Fund if you need a liquid investment. The Master Fund will over time hold substantially all its assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Master Fund, may invest all or substantially all of its assets in illiquid investments (as is the Master Fund’s investment practice).

An investment in the Master Fund provides limited liquidity because the Interests are not freely transferable and Partners may not cause the Master Fund to redeem their Interests. The Master Fund does not anticipate offering to repurchase Interests from the Partners, routinely or otherwise.

Interests Not Listed

The Master Fund does not intend to list its Interests for trading on any national securities exchange. There is no secondary trading market for the Interests, and none is expected to develop. The Interests are, therefore, not readily marketable. Because the Master Fund is a closed-end investment company, its Interests are not redeemable at the option of Partners and they are not exchangeable for interests of any other fund.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer. Although the Adviser followed a general policy of seeking to diversify the Legacy Master Fund’s capital among multiple Investment Funds, as the Master Fund liquidates one or more Investment Funds may represent a relatively large percentage of the Master Fund’s assets. As a consequence of a large position in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Master Fund’s capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

Limited Operating History of Certain Investment Funds and/or Investment Strategies

Certain of the Investment Funds may have limited operating histories, and certain investment strategies, such as quantitative and/or model-based strategies, pursued by Investment Funds may have limited histories.

Ability to Borrow

To the extent the Master Fund became unable to borrow, or lost its line of credit, such inability to borrow could adversely impact the Master Fund’s operations to the extent the Master Fund needed to access borrowed funds. Investment Funds may utilize leverage in their investment programs. The utilization of leverage will increase the volatility of the Master Fund’s investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Master Fund may be subject. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Master Fund. In addition, although not direct borrowing, use of futures contracts, forward contracts, swaps and certain other Instruments has the economic effect of financial leverage based on inherent, or implicit, leverage in such instruments. See “Investment Related Risks - Leverage” for discussion of leverage risks related to such investments.

Dependence on the Investment Managers

The Master Fund is dependent upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Partners have no right or power to participate in the management or control of the Master Fund, the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Governmental, Legal, Tax and Regulatory Risks

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Master Fund. For example, the regulatory and tax environment for Investment Funds and for derivative instruments in which Investment Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Investment Funds or the Master Fund and the ability of the Investment Managers or the Adviser to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Master Fund to pursue investment objectives or strategies. In particular, Congress has enacted sweeping legislation regarding the operations of banks, private fund managers and other financial institutions. Congress also has held hearings regarding taxation policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Due to events in the markets over the past several years, and recent legislation, additional regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Master Fund’s investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Investment Funds or the Master Fund and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Master Fund in order to seek to obtain higher returns. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Master Fund. Certain tax risks associated with an investment in the Master Fund are discussed in “CERTAIN TAX CONSIDERATIONS.”

Uncertain Impact of Legislation and Follow-On Regulation

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Master Fund’s, the Adviser’s, the Investment Managers’ or the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight also can impose administrative burdens on the Investment Manager, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert the Investment Manager’s time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, the Investment Manager’s officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Master Fund and/or the Investment Funds also may be subject to regulatory inquiries concerning its positions and trading.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives and swaps markets. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Master Fund or investments made by the Master Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly impact investments and/or operations of the Master Fund. The implementation of the Dodd-Frank Act could adversely affect the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Investment Funds, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Uncertain Commodities Regulation

Certain actions by the CFTC relating both to registered investment company (including amendment of CFTC Rule 4.5 and accompanying “harmony” rules for investment companies, and guidance for fund-of-funds specifically)and Investment Fund investment in, and exposure to investment in, commodities and other derivatives may have uncertain but negative impacts on investment companies and Investment Funds, including increased operating costs and substantive restrictions. It is not possible to determine the ultimate impact at the current time.

Provision of Tax Information to Members; Tax Preparation Expenses

The Master Fund furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. This information in certain cases will likely include estimates. It is not likely that the Master Fund will receive tax information from Investment Funds in a sufficiently timely manner to enable the Master Fund to prepare its information returns in time for Partners to file their returns without requesting an extension of the time to file from the Internal Revenue Service (the “IRS” or the “Service”) or state taxing agencies. Accordingly, investors in the Master Fund will be required to obtain extensions of time to file their tax returns. The use of estimates or the lack of timely information from Investment Funds could result in material variances in the tax estimates provided by the Master Fund or may result in the Master Fund later amending its information returns, requiring the Partners to also amend their returns and report additional income or deductions not previously reported and pay federal and state income tax at applicable rates (together with applicable penalties and interest, if any, related to estimates or amended returns).

In addition, the Master Fund will not be in a position to independently verify the accuracy of tax information provided by the Investment Funds. In the event the IRS or state taxing agencies challenge tax positions taken by the Investment Funds or by the Master Fund, Partners of the Master Fund could be adversely affected. In particular, Partners in the Master Fund could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal and/or state income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Master Fund or positions taken by the Investment Funds or the Master Fund are determined to be materially inaccurate or otherwise change as a result of a successful challenge by the IRS or state taxing agencies.

Because the Master Fund expects to be treated as a partnership for federal income tax purposes, the Master Fund expect to deliver such tax information to Partners on IRS Schedule K-1 (not Form 1099). In light of the Master Fund’s investments in numerous Investment Funds as of the date hereof, the nature of the tax reporting on a Partner’s own federal income tax return of its allocable share of the Master Fund’s income, gain, loss, deduction or credit will be complicated, and the Partner will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns. The Partner could experience a substantial increase in the amount of fees payable to such tax professionals, and such increase could be material.

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

This section discusses certain risks related to the fact that the Master Fund is generally invested in Investment Funds.

Investments in the Investment Funds Generally

Because the Master Fund will invest in Investment Funds, the value of an investment in the Master Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAV of the Master Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered

The Investment Funds generally are not registered as investment companies under the Investment Company Act. Therefore, the Master Fund is not entitled to the protections of the Investment Company Act with respect to investments in unregistered Investment Funds. In addition, Investment Managers of certain Investment Funds may not be registered as investment advisers under the Advisers Act. Therefore, the Master Fund as an investor in the Investment Funds managed by such Investment Managers, does not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Investment Manager registers, there is a risk that the Investment Manager may not comply with the requirements of the Adviser Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements. The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds generally maintain custody of their assets with brokerage firms that do not separately segregate such customer assets, as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.

Investment Funds Generally Non-Diversified

Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector also are subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified and this may negatively impact the NAV of the Master Fund.

Investment Funds’ Securities Are Generally Illiquid

The securities of the Investment Funds may be illiquid. The Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund might obtain a less favorable price than that which originally or previously prevailed for such securities.

Valuation of Investments in Investment Funds

The valuation of the Master Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator, in many cases based on information provided by the Investment Managers of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Board Valuation Committee is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds. The Board has also authorized the establishment of the Adviser’s Valuation Committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Independent Administrator. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund’s investments, as the value of the Master Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by all Investment Managers, neither the Adviser’s Valuation Committee, the Independent Administrator, nor the Adviser, the Board Valuation Committee or Board can confirm or review the accuracy of valuations provided by Investment Managers or their administrators.

If an Investment Manager’s valuations are consistently delayed or inaccurate, such Investment Fund interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Adviser’s Valuation Committee may determine to discount the value of the interests or value them at zero, if deemed to be the estimated fair value of such holding in keeping with the Master Fund’s fair valuation procedures.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Master Fund, the investor bears asset-based fees at the Master Fund in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Master Fund bears a proportionate share of the other fees and expenses of the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and Investment Funds. Thus, an investor in the Master Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Master Fund generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Master Fund and its Partners, even if the Master Fund’s overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 2.5% (annualized) of the average NAV of the Master Fund’s investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 15% to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight. In addition, if performance of Investment Funds falls, Investment Fund expenses may increase as a percentage of gross returns, which could result in disproportional decreases in the Master Fund’s performance. Investment Fund expenses in certain instances also may remain relatively fixed and not decrease as performance falls.

Duplicative Transaction Costs

Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

Turnover

The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Master Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund.

Inability to Vote

The Master Fund may hold non-voting securities or may hold contractually waived or limited its voting interest in certain Investment Funds (for example, originally to facilitate investments in smaller Investment Funds by the Legacy Master Fund) in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Master Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

To the extent the Master Fund holds non-voting securities, or has contractually forgone the right to vote in respect of the voting securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Master Fund’s interests.

Investment Managers Invest Independently

The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments

Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Master Fund’s assets. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from investors, continued sales to others would dilute the indirect participation of the Master Fund with such Investment Manager.

Indemnification of Investment Funds and Investment Managers

The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Interests. To obtain consents, the Legacy Master Fund and the Master Fund may be required to agree to jointly and severally indemnify Investment Funds and Investment Managers in connection with the division of the Legacy Master Fund’s portfolio or any related transfers of Investment Fund interests to the Master Fund, which could expose the Master Fund to additional liabilities. The Legacy Master Fund may bear expenses of transfers imposed by Investment Funds, including fees and expenses of counsel to the Investment Funds, as well as accounting fees and expenses that the Investment Funds may incur in the future in connection with the Investment Fund’s compliance with any U.S. federal tax requirements or elections as a result of the transfers. To the extent the Legacy Master Fund does not or is unable to pay such expenses, the Master Fund may be liable for such expenses.

INVESTMENT RELATED RISKS

This section discusses the types of investments that are expected to be made by the Investment Funds (or if the Master Fund ever receives or holds investments directly, which it will generally not do except for cash and liquidity management purposes) and the principal risks associated with such investments. In general, these principal risks exist whether the investment is made by an Investment Fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings as of the date of this Memorandum. Upon commencement of operations, the Master Fund’s holdings will change as investments are liquidated and as a result, the risk profile of the Master Fund may change as well.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Partners will not suffer losses.

Leverage

The Investment Funds may use direct leverage by means of borrowing, or gain economic (indirect) leverage by means of certain investments. With respect to borrowing, the Master Fund, may borrow for cash management purposes and is currently limited to 5% of the Master Fund’s NAV determined as of the time of borrowing and after taking into account such borrowings and the use of proceeds therefrom. The Master Fund may borrow (i) for cash management purposes in order to manage timing issues relating to capital calls, returns of capital and self-liquidation; and (ii) to pay operating expenses. In addition, certain Investment Funds may utilize leverage by borrowing in their investment programs. In addition, although not borrowing, use by the Investment Funds of futures contracts, forward contracts, swaps and certain other instruments will have the economic effect of financial leverage. Whether leverage takes the direct form of loans for borrowed money, or an indirect form through trading on margin or other forms of indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged, Borrowing and making such investment has significant risk. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Master Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Investment Funds do not borrow or use Instruments that have a leveraging effect. There is no assurance that the Investment Funds’ use of borrowing or of Instruments providing enhanced exposure will enable achieving investment objectives. The utilization of leverage, either directly or through instruments that inherently contain economic leverage, will increase the volatility of the Master Fund’s investments because leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the exposure to an asset class and may cause volatility. In addition, buying and selling securities on margin and use of derivative instruments further increasing the volatility of the Master Fund’s investments. The use of direct or economic leverage by the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Master Fund may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Master Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

In the case of direct borrowing, the rights of any lenders to the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Partners or the investors in the Master Fund or such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund or the Investment Funds, including the ability to make distributions.

Highly Volatile Markets

The prices of an Investment Fund’s investments, and therefore the NAV of the Master Fund’s Interests, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Equity and Equity-Related Instruments

Investment Funds may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITS”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Master Fund may increase or decrease.

Short Selling

Investment Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, regulation modifying, preventing and/or limiting short sales may adversely affect the ability of certain Investment Funds, or the Master Fund to meet their objectives.

Fixed Income Securities

Investment Funds may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and also may be used for temporary defensive purposes and to maintain liquidity. The Master Fund may hold such instruments in the course of cash management. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS also may be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

Fixed Income Risk

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and that, in many cases, have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Master Fund.

High Yield Debt; Distressed Debt

High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Investment Funds may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Master Fund does not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Non-U.S. Investments

Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets

The Master Fund may hold investments in Investment Funds that focus on “emerging markets” (defined below), and the Adviser anticipates that this will continue. Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country also may present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk

Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Money Market and Other Liquid Investments

The Master Fund may invest for cash management purposes, and the Investment Funds may invest for defensive purposes, cash management purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. Such instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.

Restricted and Illiquid Investments

Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities.

Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund to substantial losses.

Convergence Risk

The Master Fund will hold Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund may incur significant losses.

Corporate Event Risks

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks

The issuers of securities acquired by Investment Funds sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small and Mid-Capitalization Companies

Investment Funds may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies also may be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments are often higher than those of larger capitalization companies.

Exchange Traded Funds

Investment Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, an Investment Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Master Fund indirectly would bear by investing in the Investment Fund. These expenses would be in addition to the fees and other expenses that the Master Fund or Investment Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Risks Associated with Derivative Instruments

Investment Funds may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

An Investment Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s and potentially the Master Fund’s performance. If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

The Investment Funds’ engagement in these transactions involves risk of loss to the Master Fund that could materially adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Futures Contracts

Investment Funds may enter into futures contracts. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Investment Funds and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if an Investment Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Investment Fund may have to sell securities at a time when it may be disadvantageous to do so.

Commodities Risk

Exposure to the commodities markets may subject the Master Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Forward Contracts

Investment Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts also may be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds will be exposed to credit risks with regard to counterparties with whom the Investment Funds trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund and the Master Fund.

Swap Agreements

Investment Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Structured Securities

Investment Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund will usually have a contractual relationship only with the Counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the Counterparty to the derivative, the Investment Fund will be treated as a general creditor of such Counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the Counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one Counterparty subject the Investment Fund to an additional degree of risk with respect to defaults by such Counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges

Investment Funds will be exposed to the credit risk of the Counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the CEA requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two Counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a Counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “Counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

The ability of the Investment Funds to transact business with any one or any number of Counterparties, the lack of any independent evaluation of the Counterparties’ financial capabilities or their creditworthiness, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund.

In addition, certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or Counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

To the extent legislation is adopted regulating or affecting derivatives, banks or other financial organizations including hedge funds, it could have a significant negative impact on existing counterparties for many types of instruments and transactions. While impossible to predict, legislative change could result in a material adverse impact on many investment strategies employed by the Investment Funds.

Growth Stock Risk

Certain Investment Funds invest in “growth” stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk

Certain Investment Funds invest in “value” stocks. An Investment Manager to an Investment Fund may be wrong in its assessment of a company’s value and the stocks the Investment Fund holds may not reach what the Investment Manager believes are their full values. A particular risk of an Investment Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Investment Fund’s relative performance may suffer.

Convertible Securities Risk

Certain Investment Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Investment Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Arbitrage Strategies Risk

Certain Investment Funds may invest in various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage. Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets. Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors. Such investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Global Macro Investing Risk

Investment Managers using global macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. Such strategies rely on the use of, among other things, currency and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct.

Long/Short Public Equity

Long/short public equity Investment Managers make investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. The strategy may rely on the use of derivatives, leverage and a number of assumptions about the intrinsic value of publicly traded equity instruments. There can be no assurance that such assumptions will prove to be correct or that the strategy will be implemented correctly.

Energy/Natural Resources Investing Risk

The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies also may be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Real Estate

Holdings in real estate, including REITs may subject a fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity

Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying investments may tend to be less liquid than other types of investments. Attractive investment opportunities in private equity may occur only periodically, if at all.

Investment Funds’ Investment Strategies

Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation.

There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure

The above discussions relating to various risks associated with the Master Fund and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund. Prospective investors should read this entire registration statement and the Partnership Agreement and should consult with their own advisers before deciding whether to invest in the Master Fund. In addition, as the Master Fund’s investment program or market conditions change or develop over time, an investment in the Master Fund may be subject to risk factors not currently contemplated or described in this registration statement.

IN VIEW OF THE RISKS NOTED ABOVE, THE MASTER FUND SHOULD BE CONSIDERED A LONG-TERM AND ILLIQUID INVESTMENT AND INVESTORS SHOULD INVEST IN THE MASTER FUND ONLY IF THEY CAN MEET THEIR FORESEEABLE LIQUIDITY NEEDS WITH RESOURCES OUTSIDE OF AN INVESTMENT IN THE MASTER FUND.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE MASTER FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE MASTER FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

LIQUIDATING PORTFOLIO; LIMITATIONS ON LIQUIDITY

Certain asset classes and/or Investment Funds have limitations on liquidity (e.g., private equity, private energy, private real estate and certain other Investment Funds with limitations on the ability of an investor to withdraw capital, such as long lock-up periods). Accordingly, the Investment Funds have limitations on withdrawals, such as quarterly withdrawals with notice provisions or often more limited withdrawal rights or none at all (such as in the case of self-liquidating funds, where the investor typically only receives liquidity as the fund liquidates underlying investments).

The Master Fund’s portfolio is not subject to any minimum liquidity requirement imposed by regulation. The Master Fund’s anticipated portfolio, as of the date hereof, will consist primarily of Investment Funds that are largely illiquid. The remaining portion of the Master Fund’s investment portfolio is invested in liquid assets and Investment Funds that have withdrawal rights more frequent than annually, for example, quarterly, and not more than a one-year lock-up remaining. These percentages will change over time as investments liquidate; however, due to the long-term, illiquid nature of many of the Investment Funds, it is expected that the percentage of such assets will increase over time as the Master Fund receives withdrawal and/or liquidation proceeds from the more liquid investments and as self-liquidating Investment Funds make distributions.

THE INTERESTS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE INTERESTS WILL DEVELOP. THE INTERESTS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE MASTER FUND’S LIMITED PARTNERSHIP AGREEMENT. THE MASTER FUND DOES NOT ANTICIPATE OFFERING TO REPURCHASE INTERESTS FROM INVESTORS, AND INTERESTS WILL NOT BE REDEEMABLE AT A PARTNER’S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OR INTERESTS OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER INTERESTS. THE INTERESTS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT AND WHO ARE AWARE OF THE RISKS INVOLVED IN INVESTING IN THE MASTER FUND. IN ADDITION, THE MASTER FUND MAY HAVE A LENGTHY EXISTENCE BASED ON THE LIQUIDATION OF THE INVESTMENT FUNDS. SEE “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE – INVESTMENT FUNDS’ SECURITIES ARE GENERALLY ILLIQUID.”

In light of the Master Fund’s objective and portfolio, the Master Fund will liquidate over time and have a limited lifespan. It is currently anticipated that after five years following the effective date of the Legacy Master Fund Division, the Master Fund will seek to liquidate any remaining Hedge Fund Assets. Furthermore, after ten years following the effective date of the Legacy Master Fund Division, the Master Fund will enter a formal dissolution process and will seek to liquidate all remaining assets (the period beginning five years after the effective date of the Legacy Master Fund Division with respect to Hedge Fund Assets, and the period beginning ten years after the effective date of the Legacy Master Fund Division with respect to all other assets, each a “Liquidation Period”). It is expected that the Master Fund will terminate upon the complete liquidation of the its investment portfolio or as otherwise terminated under the terms of the Partnership Agreement.

TRANSFERS OF INTERESTS

No person shall become a substituted Partner of the Master Fund without the consent of the Master Fund, which consent may be reasonably withheld in its sole discretion. Interests held by Partners may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner; or (ii) under other limited circumstances, with the consent of the Board (which may be reasonably withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Any proposed sale of Interests may only be made with the unanimous approval by the Directors.

Unless counsel to the Master Fund confirms that the transfer will not cause the Master Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Interests (or portion thereof) unless the transfer is: (i) one in which the tax basis of the Interests in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Partner’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Master Fund of any proposed transfer must include evidence satisfactory to the Board or its delegee that the proposed transferee, at the time of transfer, meets any requirements imposed by the Master Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Interests must also be accompanied by a properly completed Subscription Agreement in respect of the proposed transferee. In connection with any request to transfer Interests (or portion thereof), the Master Fund may require the Partner requesting the transfer to obtain, at the Partner’s expense, an opinion of counsel selected by the Master Fund as to such matters as the Master Fund may reasonably request. The Board generally will not consent to a transfer of Interests by a Partner (i) unless such transfer is to a single transferee and is not a sale, or (ii) if the transfer is not a sale, and if after the transfer of the Interests the balance of the capital account of each of the transferee and transferor is less than $100,000. Each transferring Partner and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Master Fund in connection with the transfer.

Any transferee acquiring Interests by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner, will be entitled to the allocations and distributions allocable to the Interests or a portion of the Interests so acquired, to transfer the Interests or a portion of the Interests in accordance with the terms of the Partnership Agreement, but will not be entitled to the other rights of a Partner unless and until the transferee becomes a substituted Partner as specified in the Partnership Agreement. If a Partner transfers Interests with the approval of the Board, the Master Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interests are transferred is admitted to the Master Fund as a Partner.

By subscribing for Interests, each Partner agrees to indemnify and hold harmless the Master Fund, the Board, the General Partner, the Adviser, and each other Partner, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Partner in violation of the Partnership Agreement or any misrepresentation made by that Partner in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Master Fund will generally calculate its NAV as of the close of business on the last business day of each accounting period (as defined under “CAPITAL ACCOUNTS AND ALLOCATIONS—Capital Accounts”) and at such other times as the Board may determine, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expense

The Board Valuation Committee of the Master Fund oversees, and the Adviser’s Valuation Committee implements, the valuation of the Master Fund’s investments, including interests in the Investment Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds. The Adviser’s Valuation Committee consists of members of the Investment Committee, additional officers of the Master Fund, and one or more representatives of the

Adviser. The Directors, including the Independent Directors, and the members of the Board Valuation Committee and the Adviser’s Valuation Committee, respectively, have been advised of their duties with respect to valuation as described in the Valuation Procedures.

As a general principle, the fair valuation of a security should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time, that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an Investment Fund, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the Investment Fund if the Master Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the Investment Fund, in accordance with the policies the Investment Fund has established, which may constitute the Investment Fund’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

At the time of an investment by the Legacy Master Fund in any Investment Fund, the Adviser’s Valuation Committee conducted a due diligence review of the valuation methodologies used by the Investment Fund. As a general matter Investment Funds selected by the Legacy Master Fund use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser’s Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

The Valuation Procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser’s Valuation Committee, in accordance with the Valuation Procedures, determines in good faith best reflects fair value. In addition, certain Investment Funds holding assets that may not vary widely on a near-term basis (for example, those holding certain private equity or real estate investments) may report values less frequently than other Investment Funds holding more liquid assets which may be anticipated to vary in value on a near-term basis. The Board and Board Valuation Committee will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Master Fund holds securities or other instruments that are not investments in Investment Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the over-the-counter Bulletin Board will be valued at their last sales price, and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s net asset value that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Adviser’s Valuation Committee or Independent Administrator, as applicable, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Independent Administrator or Adviser’s Valuation Committee, as applicable, believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser’s Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser, will reevaluate the Master Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Adviser’s Valuation Committee will review the valuations provided by the Independent Administrator (via the Investment Managers or their administrators), none of the Board Valuation Committee, the Independent Administrator, the Adviser’s Valuation Committee or the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund’s net assets if the judgments of the Board, the Board Valuation Committee, the Adviser, the Adviser’s Valuation Committee and/or the Independent Administrator (in reliance on the Investment Funds, the Investment Managers and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Independent Administrator, upon consultation with the Adviser’s Valuation Committee or the Adviser, may continue to value the interests without the benefit of the Investment Manager’s or its administrator’s valuations, and may, in its sole discretion, determine to discount the value of the interests in accordance with the Valuation Procedures.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Master Fund will maintain a separate capital account on its books for each Partner. Each Partner’s capital account will have an opening balance equal to the Partner’s initial contribution to the capital of the Master Fund and thereafter, will be (i) decreased for any distributions in respect of such Partner, and (ii) increased or decreased as of the close of each accounting period (as defined below) by such Partner’s allocable share of the net profits or net losses of the Master Fund. A Partner’s capital account will also be adjusted for any amounts debited against the Partner’s capital account as described below.

Partners’ capital accounts are adjusted on the last business day of each accounting period, other than for capital contributions (which are not expected to occur following the initial contribution), which are credited to the Partners’ capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of the Master Fund. Each subsequent accounting period begins on the business day after the last business day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last business day of each fiscal year of the Master Fund, (2) the last business day of each taxable year of the Master Fund; (3) the business day preceding the effective date on which a contribution of capital is made to the Master Fund; (4) the business day preceding the business day on which a substituted Partner is admitted to the Master Fund; or (5) the effective date on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective investment percentages (as defined below).

In addition, the final accounting period shall end on the date the Master Fund dissolves. An “investment percentage” will be determined for each Partner as of the start of each accounting period by dividing the balance of the Partner’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Partners for the Master Fund as of that date, as adjusted for any capital contributions as of the beginning of such accounting period. The NAV of a Partner’s Interests will reflect the value of the Partner’s capital account.

Investors should note that fees charged directly for services in conjunction with an investment in the Master Fund and/or maintenance of investor accounts may reduce the amount of an initial or subsequent contribution of capital and may impact an investor’s capital account.

Allocation of Profit and Loss

Net profits or net losses of the Master Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last business day of each accounting period in accordance with Partners’ respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including private placement and organizational expenses) during an accounting period, adjusted to exclude any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners’ respective investment percentages.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Master Fund that are attributable to any Partner will be debited against the capital account of that Partner as of the close of the accounting period during which the relevant Fund accrued or paid those obligations, and any amounts then or thereafter distributable to the Partner will be reduced by the amount of those taxes accrued or paid. If the amount of those taxes is greater than the distributable amounts, then the Partner and any successor to the Partner’s Interests is required to pay upon demand to the Master Fund, as a contribution to the capital of the Master Fund, the amount of the excess. The Master Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner, although in the event that the Master Fund determines that a Partner is eligible for a refund of any withholding tax, it may, at the request and expense of that Partner, assist the Partner in applying for the refund.

Any expenditures payable by the Master Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, will generally be charged to only those Partners on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Partners as of the close of the accounting period during which the items were paid or accrued by the Master Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities including taxes as of the date the contingent liabilities become known to the Master Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Master Fund or the Board may deem necessary or appropriate.

Unclaimed Property

A Partner’s unclaimed property may be transferred to the appropriate state under certain circumstances specified by applicable state law.

REPORTS TO PARTNERS

The Master Fund intends to send the Partners annual tax information necessary for completion of U.S. federal, state and local tax returns. The Master Fund intends to furnish to Partners such information as soon as practicable after receipt of the necessary information from the Investment Funds. However, such annual tax information will be provided by the Master Fund after April 15 of each year and, accordingly, Partners will need to file for extensions for the completion of their tax returns. The Master Fund anticipates providing Partners with draft estimated K-1s by June 30 of each year for the previous calendar year, as well as estimates for state filing purposes.

The Master Fund anticipates sending Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made. Partners will also be sent unaudited quarterly financial statements and may be sent additional reports regarding the Master Fund’s operations each quarter, at the discretion of the Adviser. The Master Fund will also send quarterly statements reporting the net asset value of Partners’ Interests.

In the event that the 1940 Act or the Securities and Exchange Commission (the “SEC”) in the future requires more frequent reporting, the Master Fund will comply with such additional reporting requirements.

ITEM 9.	MANAGEMENT

The General Partner

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the General Partner. The General Partner currently serves and may in the future serve as general partner of other registered investment companies and/or unregistered investment funds. The General Partner is an affiliate of the Adviser. The General Partner retains all rights, duties and powers to manage the affairs of the Master Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Board or assumed by the Adviser pursuant to the terms of the Investment Management Agreement. The General Partner, among other things, acts as Tax Matters Partner (as defined below). Removal of the General Partner shall require (i) a unanimous vote of the Directors; (ii) Minimum Limited Partner Approval (as defined below); and (iii) that a replacement General Partner is appointed.

ITEM 9.1	(a) “Management of the Master Fund - The Board of Directors”

The General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business. Accordingly, the Board has overall responsibility for the management and supervision of the business operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by the directors of an investment company organized as a corporation and registered under the 1940 Act. The Directors, in their capacities as such, are not general partners of the Master Fund and, accordingly, each Director in his or her capacity as such has no liability as a general partner. Directors will not contribute to the capital of the Master Fund in their capacity as Directors, but may subscribe for Interests as limited partners, subject to the eligibility requirements described herein.

A majority of the Directors are Independent Directors. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Master Fund, the Adviser or any committee of the Board. There are five Directors as of the date of this Registration Statement. The number of Directors may be increased or decreased by a vote of a majority of the Directors who are not “interested persons” of the Master Fund, as that term is defined in the 1940 Act (“Independent Directors”), however the Board shall not exceed seven Directors or be reduced below the number required of a corporation under the laws of the State of Delaware. Except as otherwise required by the 1940 Act, the unanimous approval of the remaining Directors, which in the event that the number of Directors has been fixed at seven, shall require the affirmative vote of at least six Directors, shall be required to fill vacancies resulting from an increase in the size of the Board or due to the death, resignation or removal of a Director; provided that, in the event that the Directors do not appoint an individual to serve in such capacity within 60 days after such vacancy occurs, or if there are fewer than six Directors and the Board has been fixed at seven Directors, the vacancy will be filled by an individual elected by the affirmative vote of the Partners holding not less than a plurality of the number of votes cast by all Partners at the meeting of Partners. Partners holding at least 20% of the Master Fund’s Interests may nominate a Director to fill a vacancy. Directors may be removed with or without cause by a unanimous vote of the other Directors. Any Director may be removed for Cause, as defined in the Partnership Agreement, by a vote of the Partners in accordance with the Partnership Agreement. The Board may only consider the removal of one Director at a time, and certain vacancies must be filled before the Board can remove any other Director, as provided in the Partnership Agreement. See Item 18 below for the identities of the Directors and executive officers of the Master Fund, brief biographical information regarding each of them, and other information regarding the Directors.

ITEM 9.1	(b) “Management of the Master Fund - The Adviser”

Under the supervision of the Board and pursuant to an investment management agreement (the “Investment Management Agreement”), Endowment Advisers, L.P., an investment adviser registered under the Advisers Act, serves as the Master Fund’s Adviser. The Adviser is owned by Salient Partners, L.P. (“Salient”).

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee out of its average month-end net assets, accrued monthly and payable monthly in arrears equal to 0.70% (on an annualized basis) for the six quarters following the date of the Legacy Master Fund Division (as defined herein) and 0.40% (on an annualized basis) for periods thereafter until the period ending ten years after the date of the Legacy Master Fund Division, when the Adviser will no longer receive an investment management fee. In addition, following the period ending five years after the date of the Legacy Master Fund Division, no fee will be charged on Hedge Fund Assets, with any such Hedge Fund Assets remaining at that time being excluded from the calculation of net assets for purposes of determining the management fee.

“Hedge Fund Assets” shall mean Investment Funds held by the Master Fund that are designated as Hedge Fund Assets in the Partnership Agreement. See Item 20 below for additional information about the Adviser and the Investment Management Agreement.

As required by the Partnership Agreement, the Adviser has contractually agreed to the Expense Limitation Agreement, which waives and/or reimburses the Master Fund for its management fees and other expenses to the extent necessary limits the total annualized expenses (excluding fees and expenses directly charged by Investment Funds and Investment Managers, borrowing and other trading and execution costs and fees, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business) of the Master Fund to 1.25% of the net asset value of the Master Fund. The Expense Limitation Agreement will be applied on an annualized basis such that total expenses incurred by the Master Fund through the end of any fiscal quarter are limited to the pro-rated portion of 1.25% based on the relevant quarter end during the fiscal year (e.g. as of September 30, the limitation would be 3/4 of 1.25%).

ITEM 9.1	(c) “Management of the Master Fund - Directors, Officers and Portfolio Management”

Messrs. Lee G. Partridge, Jeremy L. Radcliffe, William K. Enszer, William B. Hunt and William R. Guinn are the members of the Adviser’s Investment Committee (the “Investment Committee”). Mr. Enszer is the portfolio manager for the Master Fund. See Item 21 below for brief biographical information regarding each of them, and other information regarding the Investment Committee.

ITEM 9.1	(d) “Administration”

Citi Fund Services, Inc., located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, 43219, serves as the Independent Administrator of the Master Fund and has the responsibility for providing administrative services, and for assisting the Master Fund with its operational needs, pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Independent Administrator is responsible for, among other things: (1) maintaining a list of Partners and generally performing all actions related to the issuance of Interests, if any; (2) providing the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) supervising the entities retained by the Master Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Master Fund; (5) preparing, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Master Fund, quarterly reports of the operations of the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Master Fund. Subject to approval of the Board, the Independent Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Independent Administrator.

In consideration for administrative services, the Master Fund pays the Independent Administrator a monthly administration fee (the “Administration Fee”) based on the month-end net assets of the Master Fund. The Administration Fee is determined, on an annualized basis, on a base rate of a percentage of the Master Fund’s month-end net assets for the first $2 billion of net assets. In addition, the Independent Administrator charges fees for legal, transfer agency, compliance, and certain other services.

ITEM 9.1	(e) “Custodian”

Citibank, N.A., located at 388 Greenwich Street, New York, New York, 10013 (the “Custodian”) acts as custodian for the Master Fund. Pursuant to a custodian agreement (“Custodian Agreement”), the Custodian maintains a separate account in the name of the Master Fund, holds and transfers portfolio securities on account of the Master Fund, accepts receipts and makes disbursements of money on behalf of the Master Fund, collects and receives income and other payments and distributions on account of the Master Fund’s securities. The Master Fund also may enter into principal transactions with one or more affiliates of the Custodian.

ITEM 9.1	(f) “Expenses”

The Master Fund will bear all of the expenses of its own operations, including, but not limited to, the advisory fee for the Master Fund payable to Endowment Advisers, L.P. (the “Adviser”), the Master Fund’s investment adviser, administration fees to Citi Fund Services, Inc., the Master Fund’s administrator, and accounting, brokerage, custody, transfer, registration, interest, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, finder’s fees, broker-dealer expenses and extraordinary expenses.

ITEM 9.1	(g) “Affiliated Brokerage”

See Item 22 below for a discussion of the Master Fund’s brokerage practices.

ITEM 9.2.	NON-RESIDENT MANAGERS

Not applicable.

ITEM 9.3	CONTROL PERSONS

See response to item 19 below. To the extent that any investor is the beneficial owner of more than 25% of the outstanding limited partnership interests (by value) of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1.	CAPITAL STOCK

The Master Fund is organized as a limited partnership under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes. A Partner will be a limited partner in the Master Fund and his or her rights in the Master Fund will be established and governed by the Partnership Agreement. A Partner and its advisers should carefully review the Partnership Agreement, as each Partner will agree to be bound by its terms and conditions. The following is a summary description of certain provisions of the Partnership Agreement. The description of such provisions below, and elsewhere in this Registration Statement, is not definitive and is qualified in its entirety by reference to the Partnership Agreement. Reference should be made to the complete text of the Partnership Agreement.

The security purchased by a Partner is an Interest in the Master Fund. All Interests shall be fully paid and nonassessable. Partners shall have no preemptive or other rights to subscribe for any additional Interests.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (“General Partner”). The General Partner has initially appointed a board of directors (“Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business. In no event shall any Partner, in his or her capacity as such, have any role in the management of the Master Fund’s affairs. The Partners shall have power to vote only: (i) for the election of directors; (ii) with respect to any amendment of the Partnership Agreement, to the extent and as provided therein; and (iii) with respect to such additional matters relating to the Master Fund as may be set forth in the Partnership Agreement, applicable law or any registration of the Master Fund with the SEC or any state, or as the Board may consider necessary or desirable. With respect to any matter, the Partners shall vote in proportion to their capital account balances as of the record date applicable to the consideration of such matter. There shall be no cumulative voting in the election of directors. The Partners may vote in person, by proxy or by written consent subject to applicable law. Unless the Board in its sole discretion determines otherwise, only matters set forth in the notice of a meeting may be voted on by Partners at a meeting. From time to time, the Board may seek to obtain voting instructions from Partners, in which case the Board will establish such procedures and protocols as it deems to be appropriate under the circumstances.

Certain provisions of the Partnership Agreement may only be amended by the affirmative vote of the Partners holding the greater of (i) (A) 100% of the outstanding Interests less (B) the Repurchase Participation Percentage (as defined in the Partnership Agreement) minus 1%, or (ii) a majority of all outstanding Interests (the “Minimum Limited Partner Approval”). In the event that the aggregate dollar amount of the feeder fund interests repurchased as of the date of the Legacy Master Fund Division represents less than 20% of the net asset value of the Legacy Master Fund immediately prior to the Legacy Master Fund Division, “Minimum Limited Partner Approval” means the affirmative vote of the Limited Partners holding a majority of all outstanding Interests.

There normally will be no meetings of Partners for the purpose of electing members of the Board except that, in accordance with the 1940 Act: (i) the Master Fund will hold a Partners’ meeting for the election of members of the Board at such time as less than a majority of the members of the Board holding office have been elected by Partners of the Master Fund; and (ii) if, as a result of filling a vacancy on the Board, less than two-thirds of the members of the Board holding office will have been elected by the Partners, that vacancy may be filled only by a vote of the Partners.

The Master Fund may be dissolved (i) if at any time it has no Partners; (ii) at the ten-year anniversary of the effective date of the Legacy Master Fund Division; (iii) at such time as the net assets of the Master Fund are less than two percent (2%) of the net assets of the Master Fund immediately following the Legacy Master Fund Division; (iv) upon the withdrawal of the General Partner, unless (a) at such time there remains at least one general partner who elects to continue the business of the Master Fund or (b) both the Board and Partners holding not less than the Minimum Limited Partner Approval percentage, within 60 days after the event, elect to continue the business of the Master Fund and appoint, effective as of the date of the General Partner’s withdrawal, one or more additional general partners; (v) upon the failure of the Partners to approve successor Directors at a meeting called by the General Partner in accordance with the Partnership Agreement, when no Director remains to continue the business of the Master Fund; or (vi) as otherwise required by law.

No Partner (or other person holding an Interest or a portion of an Interest acquired from a Partner) will have the right to require the Master Fund to redeem its Interest or any portion thereof. No public market exists for the Interests, and none is expected to develop. Consequently, Partners may not be able to liquidate their investment in the Master Fund.

ITEM 10.2.	LONG-TERM DEBT.

Not applicable.

ITEM 10.3.	GENERAL.

Not applicable.

ITEM 10.4.	TAXES.

See Item 23 below for a detailed discussion of the Master Fund’s tax status.

ITEM 10.5.	OUTSTANDING SECURITIES.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3), as of February 14, 2014
Limited Partnership Interests	Unlimited	N/A	$0

ITEM 10.6.	SECURITIES RATINGS.

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS.

Not Applicable.

ITEM 13.	TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION (“SAI”).

Not applicable.

ITEM 14.	COVER PAGE OF SAI.

Not applicable.

ITEM 15.	TABLE OF CONTENTS.

Not applicable.

ITEM 16.	GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17.	INVESTMENT OBJECTIVES AND POLICIES.

BORROWING BY THE MASTER FUND

The Master Fund may borrow money for cash management purposes, to pay operating expenses, including, without limitation, investment management fees or to meet capital calls of Investment Funds, including but not limited to investments in private equity, real estate, natural resources and energy; provided, however, that the Master Fund may not borrow more than 5% of its NAV

(determined as of the time of investment and after taking into account such borrowings and the use of proceeds therefrom). The Master Fund from time to time may have a line of credit under which the Master Fund may borrow money for the purposes described above. To any extent that the Master Fund may utilize such line of credit, there can be no assurance that such line of credit would continue to be available in the future and the loss by the Master Fund of any such line of credit could create adverse consequences.

Under the 1940 Act, the Master Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Master Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Master Fund may not declare distributions, or purchase its Interests (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for bridge financing of investments in Investment Funds or for cash management purposes) if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Master Fund, are not considered the use of investment leverage. Borrowing requirements generally do not apply to Investment Funds that are not registered under the 1940 Act.

To the extent permitted by the Master Fund’s policies on borrowing (described below) and the 1940 Act, the Board may modify the Master Fund’s borrowing policies. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal may be senior to those of the Partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

ADDITIONAL INVESTMENT POLICIES

Applicability of 1940 Act Limitations

For purposes of determining compliance with the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund does not “look through” Investment Funds in which the Master Fund invests, except for (i) Investment Funds managed or distributed by the Master Fund’s investment manager or placement agent, respectively, or their affiliates, and (ii) any subsidiary vehicles established to pursue the Master Fund’s investment program. Investment Funds are not subject to the Master Fund’s investment restrictions and, unless registered under the1940 Act, are generally not subject to any investment limitations under the 1940 Act or the Internal Revenue Code.

Futures Transactions

Certain Investment Funds’ use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) and National Futures Association (“NFA”) could cause the Master Fund to be deemed a commodity pool or the Adviser a commodity pool operator (“CPO”), which would require the Master Fund and the Adviser to comply with certain rules which could result in additional costs to the Master Fund. Although the Master Fund is not expected to use futures investments ordinarily, pursuant to regulations and/or published positions of the SEC, the Master Fund may be required to segregate cash or liquid securities in connection with any futures transactions. Certain Investment Funds, may purchase and sell futures contracts and options on futures contracts. Last year, the CFTC amended certain regulations governing commodity pools that could require the Master Fund to be deemed a commodity pool under the Commodity Exchange Act (“CEA”) and to be subject to additional regulatory and compliance burdens. However, the Adviser has claimed no-action relief from CFTC registration available to funds-of-funds with respect to its operation of the Master Fund. As a result of such claim, the Adviser will not be required to act as a registered CPO with respect to the Master Fund until six months after the CFTC issues new guidance with respect to the CFTC registration obligations of CPOs of funds-of-funds. Such new guidance may dictate the appropriate course of action for the Master Fund with respect to its CFTC compliance obligations. Changes in the Master Fund’s CFTC compliance obligations, when determined, may increase costs for the Master Fund.

Fundamental Policies

The Master Fund’s fundamental policies cannot be changed without the approval of (A) both of (i) a majority (as such majority vote is defined in the following sentence) of the outstanding voting securities of the Master Fund, and (ii) Minimum Limited Partner Approval; and (B) as required by the Partnership Agreement with respect to certain of the fundamental policies, the unanimous approval of the Directors. For these purposes, a majority means the lesser of: (i) 67% of the Interests (by value) present at a meeting at which holders of more than 50% of the Interests (by value) are present in person or by proxy; or (ii) more than 50% of the Interests (by value). Other than those referenced below, no other policy is a fundamental policy of the Master Fund. Within the limits of the Master Fund’s fundamental policies, the Master Fund’s management has reserved freedom of action. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Master Fund may:

1)	Borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for purposes of cash management or to pay operating expenses, including, without limitation, investment management fees or to meet capital calls of Investment Funds, including but not limited to investments in private equity, real estate, natural resources and energy; provided however, that in no event shall the Master Fund be entitled to borrow money in an amount greater than 5% of its NAV (determined as of the time of borrowing and after taking into account such borrowings and the use of proceeds therefrom).

2)	Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Master Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, the Investment Funds are not considered part of any industry or group of industries. The Master Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Master Fund will not invest 25% or more of the value of its total assets in Investment Funds that focus on investing in any single industry or group of related industries.

3)	Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)	Not purchase real estate, nor sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

5)	Not make loans.

6)	Not make a purchase of physical commodities and commodity contracts; nor make a direct sale of physical commodities and commodity contracts, except it may sell physical commodities if acquired as a result of ownership or other instruments. The Master Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

7)	Will not make additional investments other than fulfilling capital commitments to certain Investment Funds, and investments for cash and liquidity management purposes.

In addition, the Master Fund has adopted the following investment policies:

1)	the Master Fund’s investment objective is to manage a portfolio of Investment Funds and cash to preserve value while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated;

2)	beginning in the second quarter 2014, the Master Fund will pay a quarterly distribution in an amount equal to the amount of the Master Fund’s Excess Cash (as defined below), but only to the extent that Excess Cash as of the end of such quarter exceeds $10 million; provided however, that upon dissolution of the Master Fund as set forth in the Partnership Agreement, Excess Cash will distributed on a quarterly basis without regard to any minimum Excess Cash threshold amount.

As an additional fundamental policy, the Master Fund may pursue its investment program through one or more subsidiary vehicles and the establishment of such vehicles and the Master Fund’s utilization thereof is wholly within the discretion of the Board.

The Master Fund’s “Excess Cash” is the amount of cash on hand over and above Required Cash and cash required to repay any outstanding borrowings. “Required Cash” is defined as the amount determined by the Adviser, with oversight by the Board, to be necessary or prudent for operational and regulatory purposes, including to meet capital commitments to certain Investment Funds and/or other compliance purposes. Required Cash is expected to generally be no more than 5% of the Master Fund’s NAV but may exceed such an amount in certain circumstances. Quarterly distributions will generally be made subject to the Master Fund having a minimum of $10 million of Excess Cash as of the end of a calendar quarter, otherwise, such Excess Cash will be distributed in the subsequent quarter or quarters where the aggregate of Excess Cash from such subsequent quarter(s) and prior quarters exceeds $10 million. The Master Fund may also make intra-quarter distributions if the Master Fund has Excess Cash of $25 million or more as of the 45th day after the end of any quarter. The Master Fund may make in-kind distributions of portfolio securities, although such distributions are unlikely in the judgment of the Adviser.

ITEM 18.	MANAGEMENT.

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund also may be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates. The table below shows, for each Director and executive officer, his or her full name, address and age, the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Director, and other directorships held by such Director for at least the past five years. Unless otherwise noted, each principal occupation and other directorship has been held for the past five years. The address of each Director and officer is c/o The Endowment Funds, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Director

Name and Age*	Position(s) with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen	Other Directorships During the Past 5 Years
John A. Blaisdell(1) Age: 52	Director, Co-Principal Executive Officer	Since 2014	Member, Investment Committee of the Adviser; Managing Director of Salient.	9	The Endowment Funds (investment companies) (six funds) since 2004; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment company) (five funds) since 2012.

*	As of December 31, 2013.
(1)	This person’s status as an “interested” director arises from his affiliation with the Adviser.
(2)	The Fund Complex includes the PMF Fund, L.P., PMF TEI Fund, L.P. (collectively, the “Feeder Funds”), the Master Fund and the Legacy Master Fund and its feeder funds (the “Legacy Funds”).

Independent Directors

Name and Age*	Position Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships During the Past 5 Years
Jonathan P. Carroll Age: 51	Director	Since 2014	President, Lazarus Financial LLC (holding company) since 2006; private investor for past six years.	9	The Endowment Funds (investment companies) (six funds) since 2004; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment company) (five funds) since 2012; LRR Energy, L.P. (energy company) since 2014.

Richard C. Johnson Age: 75	Director	Since 2014	Senior Partner (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	9	The Endowment Funds (investment companies) (six funds) since 2004; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment company) (five funds) since 2012.

G. Edward Powell Age: 77	Director	Since 2014	Principal, Mills & Stowell (private equity), since 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	9	The Endowment Funds (investment companies) (six funds) since 2004; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment company) (five funds) since 2012; Therapy Track, LLC, 2009-2012; Energy Services International, 2004 to 2013.

Name and Age*	Position Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships During the Past 5 Years
Scott E. Schwinger Age: 47	Director	Since 2014	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), since 1999.	9	The Endowment Funds (investment companies) (six funds) since 2004; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient MF Trust (investment company) (five funds) since 2012.

*	As of December 31, 2013.
(1)	The Fund Complex includes the Master Fund, the Feeder Funds and the Legacy Funds.

Officers of the Master Fund Who Are Not Directors

Name and Age*	Position(s) Held with Master Fund	Principal Occupation(s) During the Past 5 Years
Paul A. Bachtold Age: 39	Chief Compliance Officer	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.

John E. Price Age: 45	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of Adviser; Partner, Director and Chief Financial Officer of Salient.

Jeremy L. Radcliffe Age: 39	Secretary	Managing Director of Salient, since 2002.

*	As of December 31, 2013.

Leadership Structure of the Board of Directors

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Master Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, investor services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Blaisdell, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Master Fund. Mr. Powell serves as the Board’s Lead Independent Director. As Chairman, Mr. Blaisdell presides at meetings of the Directors and, as necessary, the Master Fund’s Partners. In the context of the specific characteristics of the Master Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Blaisdell fulfill the role of Chairman. The Board based its determination on Mr. Blaisdell’s experience and insight in light of the Master Fund’s characteristics. Prior to each Board meeting, Mr. Blaisdell discusses and formulates with Mr. Powell, the Lead Independent Director, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Directors.

As a registered investment company, the Master Fund is subject to a number of investment risks (described in this registration statement), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. The Adviser conducts the Master Fund’s operations and the Board administers an oversight function. The Board oversees the Adviser’s operations and the Master Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the Master Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Directors. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Master Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser. In addition, the Chairman of the Board confers with the CCO, the Directors, the Adviser and counsel, including counsel to the Independent Directors, to discuss risk management issues.

Director Qualifications

This section discusses, for each Director, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Director. The information in this section should not be understood to mean that any of the Directors is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. Mr. Blaisdell serves as the Chairman of the Board. The Board also benefits from his experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Committees

Audit Committee

The Board has formed an audit committee (the “Audit Committee”) that is responsible for meeting with the Master Fund’s independent auditors, the Independent Administrator and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the Master Fund’s auditors, evaluates their independence, and reviews their fees. All members of the Audit Committee must be Independent Directors. Messrs. Carroll, Powell and Schwinger, each an Independent Director, constitute the Audit Committee. Mr. Powell is chair of the Audit Committee.

Nominating Committee

The Board has formed a nominating committee (the “Nominating Committee”) that recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, as well as their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Director and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Directors. Mr. Powell is the chair of this Committee.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by Partners of the Master Fund.

Nominations proposed by Partners will be properly submitted for consideration by the Committee only if a Partner submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. Only Independent Directors may nominate other Independent Directors. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Master Fund’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Master Fund’s compliance program and operations. Messrs. Carroll, Johnson and Powell, each an Independent Director, constitute the Compliance Committee. Mr. Johnson is the chair of the Compliance Committee.

Valuation Committee

The Board Valuation Committee is responsible for overseeing the Master Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Master Fund’s valuation policy and procedures. Messrs. Johnson and Schwinger constitute the Board Valuation Committee. Mr. Schwinger is the chair of this Committee.

In addition, the Board has authorized the establishment of the Adviser’s Valuation Committee consisting of Messrs. Blaisdell, Linbeck, Partridge and additional officers of the Master Fund and representatives of the Adviser to serve as the Master Fund’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Independent Administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with the Master Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee reviews matters arising from the Adviser’s Valuation Committee’s considerations. During the last fiscal year, the Adviser’s Valuation Committee met twelve times.

Other Information

In addition, the Adviser has established an Investment Committee, which is not a Board committee, but to which the Board has authorized the Adviser to delegate certain activities. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

Actions taken by a committee of the Board are recorded and reported to the full Board at its next meeting following such actions.

Directors’ Holdings

The dollar range of equity securities owned by each Director is set forth below.

Name of Director	Dollar Range of Equity Securities in the Master Fund as of December 31, 2013(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in the fund complex as of December 31, 2013(1) (2)
Independent Directors
Jonathan P. Carroll	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	Over $100,000
Director who is an “Interested Person”
John A. Blaisdell	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	The investment companies include the Master Fund, the Feeder Funds and the Legacy Funds.

As of the date hereof, the Master Fund directors, officers and members of any advisory board hold none of the equity securities of the Master Fund.

Independent Director Ownership of Securities

As of the date hereof, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Adviser, or an entity controlling, controlled by or under common control with the Adviser (not including registered investment companies).

As a group, Directors and Officers own less than 1% of the outstanding Interests of the Master Fund.

Independent Director Compensation

The Master Fund pays each Independent Director an annual fee of $35,000, paid quarterly. There are currently four Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Master Fund reimburses each Independent Director for travel and other expenses incurred in connection with attendance at such meetings. The Directors do not receive pension or retirement benefits from the Master Fund. Other officers (apart from the CCO) and Directors of the Master Fund receive no compensation from the Master Fund. During the fiscal year ending December 31, 2013, the Independent Directors received the following compensation:

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM MASTER FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX(1) PAID TO DIRECTOR*
Jonathan P. Carroll	$0	$0	$0	$72,500
Richard C. Johnson	$0	$0	$0	$76,250
G. Edward Powell	$0	$0	$0	$86,875
Scott E. Schwinger	$0	$0	$0	$76,250
John A. Blaisdell	$0	$0	$0	$0

*	For calendar year 2013
(1)	The Fund Complex includes the Master Fund, the Feeder Funds and the Legacy Funds.
(2)	Reflects solely the Legacy Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Master Fund will hold a substantial portion of its assets in securities of Investment Funds, most of which are private partnerships, limited liability companies or similar entities managed by Investment Managers (commonly referred to as “hedge funds”, “private equity funds” or “private funds”, etc.). These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Master Fund may receive notices from such Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) or holds securities in a Separate Account (and thus retains or could retain some voting rights with respect to such securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests.

The Adviser has adopted its own proxy voting policies and procedures for this purpose. As a general principle, the Adviser will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Adviser shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Master Fund’s Form N-PX filing when available: (i) may be provided without charge, upon request, by calling 1-800-725-9456, or (ii) found by visiting the SEC’s website at www.sec.gov.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Feeder Funds intend to invest substantially all of their investable assets in the Master Fund and thus each may become a 5% holder of the Master Fund’s Interests. As of February 18, 2014, the Master Fund is owned by the Feeder Funds and indirectly by the Legacy Master Fund. To the extent that any investor is the beneficial owner of more than 25% of the outstanding securities of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES.

Endowment Advisers, L.P., a Delaware limited partnership registered as an investment adviser under the Advisers Act with principal offices at 4265 San Felipe, Suite 800, Houston, Texas 77027, serves as the Master Fund’s investment adviser. Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund.

The Adviser will manage the Master Fund’s portfolio, prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated. The Adviser’s principal business is to function as an active investment adviser for investment programs and accounts similar to the Master Fund and accounts and to select investment managers to make investments on behalf of such funds and accounts.

The Adviser is owned by Salient Partners, L.P. (“Salient” or the “Principal”). Messrs. Lee G. Partridge, Jeremy L. Radcliffe, William K. Enszer, William B. Hunt and William R. Guinn are the members of the Adviser’s Investment Committee (the “Investment Committee”). The Adviser is an affiliate of Salient, a Texas-based investment firm that advises or consults on approximately $19.07 billion in assets as of October 31, 2013. Mr. William K. Enszer is the portfolio manager for the Master Fund.

Investment Management Agreement

Under the Investment Management Agreement, subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser provides the Master Fund with ongoing investment guidance, policy direction and monitoring.

The Investment Management Agreement provides that the Adviser will, subject to the Board’s oversight, provide investment advice consistent with the Master Fund’s investment objective and policies; sell the Master Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Master Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Master Fund; and all other services required in connection with management of the Master Fund.

The Investment Management Agreement became effective as of February 12, 2014. After an initial two-year term, the Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of (i) a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Master Fund’s Directors or the holders of a majority of the outstanding voting securities of the Master Fund.

A discussion of the factors considered by the Directors when approving the Investment Management Agreement will be contained in the semi-annual shareholder reports of the Master Fund covering the period ending June 30, 2014.

The Investment Management Agreement is terminable at any time without penalty upon 60 days’ written notice by (i) a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement; (ii) vote of holders of a majority of the outstanding voting securities of the Master Fund; or (iii) by the Adviser, with the approval of a majority of the Independent Directors. The Investment Management Agreement will terminate automatically with respect to the Master Fund in the event of its assignment, as defined in the 1940 Act.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund.

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee out of its average month-end net assets, accrued monthly and payable monthly in arrears equal to 0.70% (on an annualized basis) for the six quarters following the date of the Legacy Master Fund Division (as defined herein) and 0.40% (on an annualized basis) for periods thereafter until the period ending ten years after the date of the Legacy Master Fund Division, when the Adviser will no longer receive an investment management fee. In addition, following the period ending five years after the date of the Legacy Master Fund Division, no fee will be charged on Hedge Fund Assets, with any such Hedge Fund Assets remaining at that time being excluded from the calculation of net assets for purposes of determining the management fee.

In the case of a partial month, the Investment Management Fee is based on the number of days during the month in which the Adviser invested Master Fund assets. The Investment Management Fee is paid to the Adviser out of the capital account of each limited partner of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners. The Investment Management Fee is computed as a percentage of the capital account of each limited partner of the Master Fund, valued based on the net assets of the Master Fund as of the last business day of each month, and is due and payable in arrears within five business days after the end of the quarter. “Net assets” means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

As required by the Partnership Agreement, the Adviser has contractually agreed to the Expense Limitation Agreement, which waives and/or reimburses the Master Fund for its management fees and other expenses to the extent necessary limits the total annualized expenses (excluding fees and expenses directly charged by Investment Funds and Investment Managers, borrowing and other trading and execution costs and fees, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business) of the Master Fund to 1.25% of the net asset value of the Master Fund. The Expense Limitation Agreement will be applied on an annualized basis such that total expenses incurred by the Master Fund through the end of any fiscal quarter are limited to the pro-rated portion of 1.25% based on the relevant quarter end during the fiscal year (e.g. as of September 30, the limitation would be 3/4 of 1.25%).

ITEM 21.	PORTFOLIO MANAGERS.

The Investment Committee is responsible for the day-to-day management of the Master Fund’s portfolios. The Master Fund, Feeder Funds and other registered feeder funds in the fund complex are referred to below as the “Fund Complex.” The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, Jeremy L. Radcliffe, William K. Enszer, William B. Hunt and William R. Guinn. Mr. Partridge serves as the Adviser’s Chief Investment Officer.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer, of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Radcliffe has served as an Investment Committee Member since 2014 and Managing Director of Salient since 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002 (collectively, “Redstone”)). Mr. Enszer has served as an Investment Committee Member since 2014 and Director of Salient since 2010. Previously, he held the position of Vice President of Redstone Asset Management (from 2005-2010). Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013).

Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by Salient manage investment programs which are similar to that of the Legacy Funds, and the Adviser and/or Salient may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Master Fund’s. See “CONFLICTS OF INTEREST.”

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of June 30, 2013: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member (1)		Pooled Investment Vehicles Managed by Investment Committee Member (1)		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Lee G. Partridge	8	$2.885 billion	14	$505 million	>1,420	$>10.684 billion(2)
Jeremy L. Radcliffe	3	$189 million	13	$839 million	1	$8.712 billion
William K. Enszer	2	$116 million	1	$32 million	0	$0
William B. Hunt	0	$0	0	$0	0	$0
William R. Guinn	11	$3.415 billion	21	$1.150 billion	>1,420	$>11.269 billion

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.
(2)	Mr. Partridge and Mr. Radcliffe serve as officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas. In such capacities, Messrs. Partridge and Radcliffe have investment responsibilities for the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Partridge and Radcliffe have discretion in their capacity as officers of such entities.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member (1)		Pooled Investment Vehicles Managed by Investment Committee Member (1)		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Lee G. Partridge	0	$0	1	$18 million	3	$8.712 billion
Jeremy L. Radcliffe	0	$0	2	$187 million	1	$8.712 billion
William K. Enszer	0	$0	0	$0	0	$0
William B. Hunt	0	$0	0	$0	0	$0
William R. Guinn	0	$0	5	$499 million	2	$8.780 billion

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Master Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might hold, purchase, or sell securities that are eligible to be held by the Master Fund. The other accounts might have different investment objectives or strategies than the Master Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of the Master Fund. Because of their positions with the Master Fund, the Investment Committee Members know the size, timing and possible market impact of the Master Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Master Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts. Often, an investment opportunity may be suitable for both the Master Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Master Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Master Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of the Master Fund. See “CONFLICTS OF INTEREST.”

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Master Fund.

Compensation to Investment Committee Members

Messrs. Partridge and Radcliffe indirectly own equity interests in the Adviser. Messrs. Enszer, Hunt and Guinn receive all of their compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they has significant involvement. Messrs. Partridge and Radcliffe also own, directly or indirectly, equity in the general partner of another fund, and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary and potential bonus. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation and equity value will be from the Salient Group.

Securities Ownership of Investment Committee Members

As of the date hereof, none of the Investment Committee Members own Interests in the Master Fund.

Portfolio Manager Compensation

Mr. Enszer has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on asset sales and liquidations to the Investment Committee. Mr. Enszer receives all of his compensation based on objective and subjective performance assessments of his work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which he has significant involvement.

Securities Ownership of Portfolio Manager

Mr. Enszer owns no Interests in the Master Fund as of the date hereof.

CODES OF ETHICS

The Master Fund and the Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Master Fund and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Master Fund (which also may be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES.

The Master Fund

As a result of the Master Fund’s investment objective, the Master Fund does not anticipate actively executing portfolio transactions other than incidental to liquidation activities. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Master Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Master Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Master Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Master Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds may not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Master Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. The Master Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds generally are not investment companies registered under the Investment Company Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

As with the Master Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

ITEM 23.	TAX STATUS.

CERTAIN TAX CONSIDERATIONS

The following summary describes certain significant United States federal income tax consequences of owning Interests to investors who are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source. The summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws.

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF PURCHASING AND HOLDING INTERESTS.

This summary is based on the Code as in effect on the date of this Memorandum, the U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”), rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change. The Master Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Master Fund.

Investors’ Reliance on Federal Tax Advice in this Memorandum

THE DISCUSSION CONTAINED IN THIS MEMORANDUM AS TO TAX CONSIDERATIONS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES. SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THE OFFERING MATERIALS, INCLUDING THE PRIVATE PLACEMENT OF INTERESTS OF THE MASTER FUND IN THE UNITED STATES. EACH TAXPAYER SHOULD SEEK FEDERAL TAX ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Partnership Status of the Master Fund

In general, the federal income tax consequences of an investment in the Master Fund will depend on whether the Master Fund will be treated for federal income tax purposes as a partnership rather than as an association taxable as a corporation. No application will be made to the Service for a ruling on the classification of the Master Fund for tax purposes. For the reasons described below, the Master Fund is expected to be treated as a partnership for federal income tax purposes. If the Master Fund is classified as a “partnership” for federal income tax purposes and is not a “publicly traded partnership,” it will not be subject to any federal income tax. Instead, Partners in the Master Fund will be subject to tax on their distributive shares of Master Fund income and gain and, subject to certain limitations described below, will be entitled to claim distributive shares of Master Fund losses.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof). Interests of the Master Fund will not be traded on an established securities market. Treasury Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations provide that if all of the interests in a partnership are offered in a private placement, and the partnership has fewer than 100 partners, the interests in the partnership will not be considered readily tradable on a secondary market (or its substantial equivalent). For purposes of determining the number of partners, the beneficial owner of an interest in a partnership, grantor trust or S corporation (a “look-through entity”) that invests in the Master Fund will be treated as a partner in the Master Fund, but only if substantially all of the value of the beneficial owner’s interest in the look-through entity is attributable to that entity’s interest in the Fund, and a principal purpose for the tiered arrangement was to satisfy the 100-partner condition. In addition, under an exception in Section 7704(c) of the Code, a publicly traded partnership is not treated as a corporation for tax purposes if 90% or more of its gross income consists of “qualifying income.” For this purpose, qualifying income includes, among other items, interest, dividends and gain from the sale or disposition of a capital asset held to produce such income. Based on the Regulations, the anticipated operations of the Master Fund, the limited number of investors, and the expectation that 90% or more of the Master Fund’s gross income will constitute qualifying income, the General Partner believes that the Master Fund should not be treated as a corporation under the publicly traded partnership rules.

In addition, the Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement,” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner.” The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits (calculated by adding the percentages of total interests transferred at the time of each transfer, but excluding certain transfers such as block transfers).

The Master Fund’s Partnership Agreement contains provisions satisfying the second of the requirements for a safe-harbor redemption or repurchase agreement. The Partnership Agreement provides that the Master Fund will not offer to repurchase Interests on more than four occasions in any Fiscal Year and, therefore, the repurchase price for Interests will be established not more than four times during the year.

The third condition of the “redemption or repurchase agreement” safe harbor is that the repurchased interests’ partnership capital or profits not exceed 10 percent per year of the total interests in partnership capital or profits. The Partnership Agreement does not contain an explicit limitation on the percentage of Interests that can be repurchased in any year. Nevertheless, the transfer restrictions and repurchase provisions of the Partnership Agreement and the Master Fund’s procedures are sufficient to meet the requirements of the “redemption or repurchase agreement” safe harbor as set forth in the Section 7704 Regulations in any year in which the Master Fund repurchases Interests not in excess of 10 percent of the total interests in the Master Fund’s capital or profits.

In the event that, in any year, the Master Fund repurchases Interests in excess of 10 percent of the total interests in its capital or profits, the Master Fund will not satisfy the “redemption or repurchase agreement” safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership’s status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.

If it were determined that the Master Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the IRS, changes in the Code, the Treasury Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Master Fund would be subject to corporate income tax when recognized by the Master Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Partners to the extent of the current or accumulated earnings and profits of the Master Fund; and Partners would not be entitled to report profits or losses realized by the Master Fund.

As an entity treated as a partnership for tax purposes, the Master Fund is not itself subject to federal income tax. It will file an annual partnership information return with the IRS that will report the results of operations. Each Partner will be required to report separately on its income tax return its distributive share of the Master Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. The amount and times of distributions, if any, will be determined in the sole discretion of the Master Fund’s Board. Each Partner will be taxed on its distributive share of the Master Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Master Fund. Partners will also be allocated taxable gain based upon the timing of the recognition and allocation of such gain to the Master Fund, which could result in the allocation to a Partner of taxable gain recognized with respect to capital appreciation occurring prior to the Partner’s investment in the Master Fund.

Taxation of the Master Fund and Investment Funds

The Master Fund generally invests in Investment Funds that are taxable as partnerships. However, the Master Fund may invest from time to time in Investment Funds that are taxable as corporations. The Master Fund and the Investment Funds that are taxable as partnerships are not subject to federal income tax. A Partner’s income will include its allocable share of the income, gain, loss, deduction and credit of the Master Fund’s partnership investments. References below to positions held or transactions effected by the Master Fund include its allocable interest in positions held and transactions effected by the partnerships in which the Master Fund invests.

Corporate Investment Funds that are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income. In general, the Master Fund will recognize taxable gain or loss when the Master Fund disposes of stock in a corporate Investment Fund. Moreover, any corporate Investment Fund that is formed in a foreign jurisdiction will likely be treated as a “passive foreign investment company,” in which case, each Partner will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the foreign corporate Investment Fund, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held. The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of any foreign corporate Investment Fund’s income and gain annually. The Master Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that if available the Master Fund will make such election.

Taxation of Partners

Each Partner will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Master Fund’s income, gain, loss, deduction and credit for each taxable year of the Master Fund ending with or within the Partner’s taxable year. See “Allocations of Income, Gain, Loss and Deduction” below. Each item generally will have the same character and source (either U.S. or foreign), as though the Partner realized the item directly. Partners must report these items regardless of the extent to which, or whether, they receive cash distributions from the Master Fund for such taxable year. Moreover, investments in certain securities, such as original issue discount obligations or preferred stock with redemption or repayment premiums, or in the stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Master Fund, and consequently the Partners, to recognize taxable income without the Master Fund or the Partners receiving any related cash distribution. An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Partner to pay a deferred tax and interest charge on taxable income that is treated as having been deferred. In addition, because the net profits or net losses of the Master Fund that are allocated to a Partner’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Partner’s share of the taxable income of the Master Fund in any year may be more or less than the amount of net profits or net losses allocated to the Partner’s capital account for that year.

FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE MASTER FUND IS NOT GENERALLY OBLIGATED TO MAKE DISTRIBUTIONS, PARTNERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE MASTER FUND.

Partners will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. This information in certain cases may include estimates, which could increase the likelihood of being audited, and may lack certain reportable information for their tax returns. The Master Fund intends to furnish to Partners such information as soon as practicable after receipt of the necessary information from the Investment Funds. However, such annual tax information will be provided by the Master Fund after April 15 of each year and, accordingly, Partners will need to file for extensions for the completion of their state and federal tax returns.

In addition, the Master Fund will not be in a position to independently verify the accuracy of tax information provided by the Investment Funds, their administrators or the Investment Managers. In the event the IRS challenges tax positions taken by the Investment Funds, Partners of the Master Fund could be adversely affected. In particular, Partners in the Master Fund could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Master Fund is materially inaccurate or otherwise changes as a result of a successful challenge by the IRS.

Because the Master Fund expects to be treated as a partnership for federal income tax purposes, the Master Fund expects to deliver such tax information to Partners on IRS Schedule K-1 (not Form 1099). In light of the Master Fund’s investments in numerous Investment Funds as of the date hereof, the nature of the tax reporting on a Partner’s own federal income tax return of its allocable share of the Master Fund’s income, gain, loss, deduction or credit will be complicated, and the Partner will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns. The Partner could experience an increase in the amount of fees payable to such tax professionals, and such increase could be material. Investors subscribing for Interests of the Master Fund for the first time late in the Master Fund’s fiscal year (which is currently the calendar year) may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next fiscal year.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items. The Master Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interest of the Partners. In certain cases, it is possible that the election would have an adverse effect on the Partners.

Tax-Exempt Investors

Because the Master Fund and any Investment Fund may incur debt in connection with the purchase of securities, futures and other investments, the Master Fund may generate income that is taxable to tax-exempt Partners as unrelated business taxable income (“UBTI”). See “Unrelated Business Taxable Income” below. In addition, a tax-exempt Partner may recognize UBTI if it incurs indebtedness to finance its investment in the Master Fund, and it is possible that certain investments by the Master Fund could result in UBTI, even if such investments are not debt financed.

An individual retirement account may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI. To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number. The Master Fund is not designed for investment by charitable remainder trusts and an investment in the Master Fund is not likely to be appropriate for a charitable remainder trust. The charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI. Additional tax considerations also may be applicable to private foundations and private operating foundations.

Prospective investors that are individual retirement accounts, title holding companies, private foundations, and private operating foundations, as well as any other Tax-Exempt Investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Master Fund.

Distributions

Distributions to a Partner by the Master Fund, other than in liquidation in whole or in part of the Partner’s Interests of the Master Fund, will not result in the recognition of gain or loss by such Partner, except that gain will be recognized to the extent that cash distributed exceeds the Partner’s adjusted tax basis in its Interests of the Master Fund. Any such gain recognized will generally be treated as capital gain.

On the complete liquidation of a Partner’s Interests of the Master Fund, a Partner that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Partner’s adjusted tax basis for its Interests of the Master Fund. If a Partner receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its Interests of the Master Fund. Any such gain recognized will generally be treated as capital gain.

Allocations of Income, Gain, Loss and Deduction

Under the Partnership Agreement, the net profits or net losses of the Master Fund for each accounting period are allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Master Fund for federal income tax purposes. The Partnership Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Master Fund for each taxable year generally are to be allocated for income tax purposes among the Partners pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Master Fund allocated to each Partner’s capital account for the current and prior taxable years.

The Master Fund may specially allocate items of taxable income and gain to a withdrawing Partner having all or a portion of its Interests repurchased to the extent its book capital account exceeds its adjusted tax basis in its repurchased Interests and may specially allocate items of loss to a Partner having all or a portion of its Interests repurchased to the extent its adjusted tax basis in its Interests exceeds its book capital account. There can be no assurance that, if the Master Fund makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Master Fund’s income and gain or loss, as the case may be, allocable to the remaining Partners will be increased.

Tax Treatment of Portfolio Investments

In General. The Master Fund expects that the Investment Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Master Fund expects that the gains and losses from the securities transactions of the Master Fund and the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund or a Investment Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Master Fund.

The Master Fund may realize ordinary income from dividends and accruals of interest on securities. The Master Fund may hold debt obligations with “original issue discount.” In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Master Fund also may acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Master Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Master Fund. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income. Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Treasury Regulations.

Fluctuations – “Section 988” Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Master Fund or an Investment Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund or an Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund or Investment Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Master Fund or an Investment Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Master Fund or an Investment Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Master Fund or Investment Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of the Master Fund or Investment Fund and is not a part of a straddle transaction; and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Master Fund or Investment Fund at the end of each taxable year of the Master Fund or Investment Fund are treated for federal income tax purposes as if they were sold by the Master Fund or Investment Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Master Fund or Investment Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Master Fund or Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations – ‘Section 988’ Gains or Losses.”) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Straddles. The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call stock options would not be treated as part of a straddle). The Master Fund expects to indirectly enter into investments that may constitute positions in a straddle when considered in conjunction with the other investments of the Master Fund. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Master Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. The Master Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Treasury Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Master Fund or Investment Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund’s or Investment Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Master Fund or Investment Fund for more than one year. In addition, these rules also may terminate the running of the holding period of “substantially identical property” held by the Master Fund or Investment Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Master Fund or Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Master

Fund or Investment Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Master Fund or Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund or Investment Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes. It is possible that certain dividends and interest directly or indirectly received by the Master Fund or Investment Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Master Fund or an Investment Fund also may be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Deductibility of Investment Expenditures

Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income. The Code also requires an individual whose adjusted gross income exceeds a specified threshold amount to reduce the amount allowable for itemized deductions (including such amount of miscellaneous itemized deductions as remain deductible after applying the 2% “floor” described above) by the lesser of: (i) 3% of the excess of the individual’s adjusted gross income over the specified amount; or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, expenses which are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability. The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business. The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

At the end of each taxable year the Master Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions. The manager or other authorized person of each Investment Fund taxed as a partnership will make this determination for such Investment Fund. There can be no assurance that the IRS will agree with such determinations.

Organizational and operating expenses of the Master Fund, including any Investment Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Master Fund, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.

Under Section 163(d) of the Code, “investment interest” expense of a non-corporate taxpayer (including in the case of a Partner its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer’s “net investment income” (including in the case of a Partner its allocable share of any net investment income of a partnership). Interest expense incurred by the Master Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses

A Partner may deduct its allocable share of the Master Fund’s losses only to the extent of such Partner’s adjusted tax basis for its Interests of the Master Fund. Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under temporary Treasury Regulations, income or loss from securities trading or investing activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Partner’s share of such income and gain.

Alternative Minimum Tax. The extent, if any, to which the federal alternative minimum tax will be imposed on any Partner, will depend on the Partner’s overall tax situation for the taxable year. Prospective investors should consult with their tax advisers regarding the alternative minimum tax consequences of an investment in the Master Fund.

Unearned Income Medicare Tax. Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain income and gain resulting from the Master Fund’s investments, when allocated to individual investors, will constitute investment income of the type subject to this tax.

Tax Elections

The Master Fund may make various elections for federal income tax purposes which could result in certain items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.

The Code generally permits a partnership to elect to adjust the basis of its property on the sale or exchange of a partnership interest, the death of a partner and on the distribution of property to a partner (a “754 election”), except in certain circumstances in which such adjustments are mandatory. Such adjustments generally are mandatory in the case of a transfer of a partnership interest with respect to which there is substantial built-in loss, or a distribution of partnership property which results in a substantial basis reduction. A substantial built-in loss exists if a partnership’s adjusted basis in its asset exceeds the fair market value of such assets by more than $250,000. A substantial basis reduction results if a downward adjustment of more than $250,000 would be made to the basis of partnership assets if a 754 election were in effect. The general effect of such an election or mandatory adjustment is that transferees of partnership interests are treated as though they had acquired a direct interest in partnership assets. Any such election, once made, may not be revoked without the IRS’s consent. Although the Partnership Agreement authorizes the Master Fund, at its option, to make a 754 election (or any other elections permitted under the Code), because of the tax accounting complexities inherent in making this election to adjust the basis of the Master Fund, it is unlikely that the Master Fund would decide to make such an election unless circumstances existed which required such adjustments. The absence of this election and of the power to compel the making of such election may, in some circumstances, results in a reduction in value of an interest in the Master Fund to a potential transferee.

The Master Fund decides how to report the tax items on its information returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In the event the income tax returns of the Master Fund are audited by the IRS, the tax treatment of the Master Fund’s income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The General Partner, who is designated as the “Tax Matters Partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners’ tax liabilities with respect to Master Fund items.

Tax Shelter Disclosure

Certain rules require taxpayers to disclose – on their federal income tax returns and, under certain circumstances, separately to the Office of Tax Shelter Analysis – their participation in “reportable transactions” and require “material advisors” to maintain investor lists with respect thereto. These rules apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Partner who is an individual will be required to disclose participation in a loss transaction, which would include a tax loss resulting from the sale or exchange of his or her Interests, if the loss is at least $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years – those thresholds are $10 and $20 million, respectively, for Partners that are C corporations. A loss transaction would also include a loss from foreign currency transactions of at least $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as the Master Fund. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility.

An excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of reportable transactions. A notice issued by the IRS provides that a tax-exempt investor in a partnership will generally not be treated as a “party” to a prohibited tax shelter transaction, even if the partnership engages in such a transaction, if the tax-exempt investor does not facilitate the transaction by reason of its tax-exempt, tax indifferent or tax-favored status. There can be no assurance, however, that the IRS or Treasury Department will not provide guidance in the future, either generally or with respect to particular types of investors, holding otherwise.

Failure to comply with the disclosure requirements for reportable transactions or prohibited tax shelter transactions can result in the imposition of penalties. Partners may be eligible for a disclosure safe harbor, as described in IRS Notice 2006-16, with respect to transactions in which the Master Fund may participate. The Master Fund may file protective disclosures with respect to transactions for purposes of satisfying the safe harbor requirements. Prospective investors are urged to consult with their own tax advisers with respect to the effect of these rules on an investment in the Master Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF AN INVESTMENT IN THE MASTER FUND AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4).

State and Local Taxes

Prospective investors should also consider the potential state and local tax consequences of an investment in the Master Fund. In addition to being taxed in its own state or locality of residence, a Partner may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Master Fund or the Investment Funds operate. The Master Fund may be required to withhold state and local taxes on behalf of the Partners. Any amount withheld generally will be treated as a distribution to each particular Partner. However, an individual Partner may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions. Further, the Master Fund (and the Investment Funds) may be subject to state and/or local taxes and may be required to make certain notices and other filings or face penalties.

Foreign Taxation

The manner in which the Master Fund and/or Investment Funds and its income will be subject to taxation in the various countries in which it conducts investment activities depend on whether the Master Fund is treated as having a trade or business in the particular country, and foreign taxes may apply irrespective of the nature of the Master Fund’s activities. Although the Master Fund will endeavor, to the extent consistent with achieving its management and investment objectives, to minimize the risk that it is treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard. It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Master Fund and/or Investment Funds also may be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities. It may be difficult or burdensome for the Master Fund to obtain the benefit of tax treaties potentially applicable to its foreign investments.

The Partners will be informed by the Master Fund as to their proportionate share of the foreign taxes paid by the Master Fund, which they will be required to include in their income. The Partners may be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes.

Provision of Tax Information to Members; Tax Preparation Expenses

The Master Fund furnishes to Partners as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. This information in certain cases will likely include estimates. It is not likely that the Master Fund will receive tax information from Investment Funds in a sufficiently timely manner to enable the Master Fund to prepare its information return in time for Partners to file their returns without requesting an extension of the time to file from the Internal Revenue Service (the “IRS” or the “Service”) or state taxing agencies. Accordingly, investors in the Master Fund will be required to obtain extensions of time to file their tax returns. The use of estimates or the lack of timely information from Investment Funds could result in material variances in the tax estimates provided by the Master Fund or may result in Master Fund later amending its information returns, requiring the Partners to also amend their returns and report additional income or deductions not previously reported and pay federal and state income tax at applicable rates (together with applicable penalties and interest, if any, related to estimates or amended returns).

In addition, the Master Fund will not be in a position to independently verify the accuracy of tax information provided by the Investment Funds. In the event the IRS or state taxing agencies challenge tax positions taken by the Investment Funds or by the Master Fund, Partners could be adversely affected. In particular, Partners in the Master Fund could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal and/or state income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Master Fund or positions taken by the Investment Funds or the Master Fund are determined to be materially inaccurate or otherwise change as a result of a successful challenge by the IRS or state taxing agencies.

Because the Master Fund expects to be treated as a partnership for federal income tax purposes, the Master Fund expects to deliver such tax information to Partners on IRS Schedule K-1 (not Form 1099). In light of the Master Fund’s investments in numerous Investment Funds as of the date hereof, the nature of the tax reporting on a Partner’s own federal income tax return of its allocable share of the Master Fund’s income, gain, loss, deduction or credit will be complicated, and the Partner will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns. The Partner could experience a substantial increase in the amount of fees payable to such tax professionals, and such increase could be material. Investors subscribing for Interests of the Master Fund for the first time late in the Master Fund’s fiscal year (which is currently the calendar year) may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next fiscal year.

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Master Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Master Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Master Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Master Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Master Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of the Master Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in the Master Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Master Fund is “passive” within the applicable provisions of the Code and Treasury Regulations. Although there can be no assurance, the Board believes that the Master Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See “ERISA Considerations.”

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Interests is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

ITEM 24.	FINANCIAL STATEMENTS.

Not applicable.

APPENDIX A

THE ENDOWMENT MASTER FUND L.P.

(A Limited Partnership)

Schedule of Investments in Investment Funds (unaudited)

December 31, 2013

The Master Fund will hold interests in various Investment Funds, including private partnerships, limited liability companies, and other investment vehicles, which are managed by a group of Investment Managers previously identified by the Adviser within the Legacy Master Fund. The Master Fund’s anticipated portfolio holdings will reflect an approximately pro rata division of the Legacy Master Fund’s portfolio. The Legacy Master Fund’s portfolio holdings as of December 31, 2013 are listed below.

	Shares	Fair Value
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Arbitrage Strategies (0.03% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.	25,428	$669,370
Natural Resources (1.49% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		21,944,417
Sentient Global Resources Fund IV, L.P.		8,212,383
Private Equity (13.97% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		4,831,101
CX Partners Fund Limited		13,828,965
Gavea Investment Fund II A, L.P.		1,916,000
Gavea Investment Fund III A, L.P.		37,715,000
Hillcrest Fund, L.P.		12,205,434
India Asset Recovery Fund, L.P.		228,169
J.C. Flowers III, L.P.		11,034,760
LC Fund IV, L.P.		22,891,455
New Horizon Capital III, L.P.		32,183,935
Northstar Equity Partners III Limited		6,997,547
Orchid Asia IV, L.P.		12,222,992
Reservoir Capital Partners (Cayman), L.P.		13,253,028
Tiger Global Private Investment Partners IV, L.P.		9,557,853
Tiger Global Private Investment Partners V, L.P.		22,913,165
Tiger Global Private Investment Partners VI, L.P.		8,892,810
Trustbridge Partners II, L.P.		22,000,000
Trustbridge Partners III, L.P.		41,000,000
Trustbridge Partners IV, L.P.		8,800,000
Real Estate (1.80% of Partners’ Capital)
Forum European Realty Income III, L.P.		16,592,843
Phoenix Asia Real Estate Investments II, L.P.		11,737,256
Phoenix Real Estate Fund (T), L.P.		8,010,872

Total Cayman Islands		349,639,355

Guernsey
Private Equity (0.44% of Partners’ Capital)
Mid Europa Fund III, L.P.		8,868,119

Total Guernsey		8,868,119

Republic of Mauritius
Real Estate (0.11% of Partners’ Capital)
Orbis Real Estate Fund I		2,180,645

Total Republic of Mauritius		2,180,645

United Kingdom
Private Equity (1.02% of Partners’ Capital)
Darwin Private Equity I, L.P.		6,699,409
Sovereign Capital Limited Partnership III		13,961,805
Real Estate (0.43% of Partners’ Capital)
Benson Elliott Real Estate Partners II, L.P.		2,151,595
Patron Capital, L.P. II		541,983

Patron Capital, L.P. III		5,912,292

Total United Kingdom		29,267,084

United States
Arbitrage Strategies (11.68% of Partners’ Capital)
Blue Mountain Credit Alternatives Fund, L.P.		79,092,477
Citadel Wellington, LLC		67,582,977
Eton Park Fund, L.P.		6,121,953
Kenmont Onshore Fund, L.P.		18,684
King Street Capital, L.P.		968,383
Magnetar Capital Fund, L.P.		7,086,451
Magnetar SPV, LLC (Series L)		2,046,734
Millennium USA, L.P.		29,411,715
OZ Asia Domestic Partners, L.P.		2,071,062
PIPE Equity Partners, LLC		12,411,446
PIPE Select Fund, LLC		27,883,086
Stark Investments Limited Partnership		116,996
Stark Select Asset Fund, LLC		1,265,639
Domestic Equity (1.37% of Partners’ Capital)
CCM Small Cap Value Qualified Fund, L.P.		5,210,242
Ithan Creek Partners, L.P.		19,989,632
Kior Shares Liquidating Capital Account		70,587
Samlyn Onshore Fund, L.P.		2,462,061
Energy (11.32% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.		3,283,235
ArcLight Energy Partners Fund V, L.P.		4,950,946
CamCap Resources, L.P.		222,446
EnCap Energy Capital Fund VII-B, L.P.		4,406,025
EnCap Energy Infrastructure TE Feeder, L.P.		5,722,401
Intervale Capital Fund, L.P.		15,288,846
Merit Energy Partners G, L.P.		11,644,715
NGP Energy Technology Partners II, L.P.		5,107,039
NGP IX Offshore Fund, L.P.		29,332,000
NGP Midstream & Resources, L.P.		51,206,034
Quantum Parallel Partners V, L.P.		29,590,634
Tenaska Power Fund II-A, L.P.		18,683,665
The Energy & Minerals Group Fund II		10,301,261
Velite Energy, L.P.		39,049,655
Enhanced Fixed Income (7.14% of Partners’ Capital)
BDCM Partners I, L.P.		39,147,964
Credit Distressed Blue Line Fund, L.P.		13,190,943
Fortelus Special Situations Fund, L.P.		5,704,329
Halcyon European Structured Opportunities Fund, L.P.		89,380
Harbinger Capital Partners Fund I, L.P.		25,240,685
Harbinger Capital Partners Fund II, L.P.		1,894,261
Harbinger Capital Partners Special Situations Fund, L.P.		1,790,932
Harbinger Class L Holdings (U.S.), LLC		161,786
Harbinger Class LS Holdings (U.S.) Trust	3,816	391,796
Harbinger Class PE Holdings (U.S.) Trust	10	1,620,152
Prospect Harbor Credit Partners, L.P.		2,518,673
Providence MBS Fund, L.P.		52,582,883
Global Opportunistic (10.49% of Partners’ Capital)
Blueshift Energy Fund, L.P.		33,372,298
Falcon Edge Global, L.P.		16,032,947
Hayman Capital Partners, L.P.		63,811,807
Kepos Alpha Fund, L.P.		78,659,225
Passport Global Strategies III, Ltd.	2,244	870,073
Senator Global Opportunity Fund, L.P.		5,179,906
Valiant Capital Partners, L.P.		6,550,787
Viking Global Equities, L.P.		7,644,288
International Equity (2.14% of Partners’ Capital)
Penta Asia Domestic Partners, L.P.		4,735,958
Steel Partners Japan Strategic Fund, L.P.		2,444,897
TAEF Fund, LLC		3,908,401
Tybourne Equity (U.S.) Fund		32,203,799
Natural Resources (0.00% of Partners’ Capital)
Tocqueville Gold Partners, L.P.		24,408
Private Equity (18.63% of Partners’ Capital)
Accel-KKR Capital Partners III, L.P.		14,914,167
Advent Latin American Private Equity Fund IV-F, L.P.		4,566,852

Advent Latin American Private Equity Fund V-F, L.P.		8,509,932
Audax Mezzanine Fund II, L.P.		1,404,911
Audax Mezzanine Fund III, L.P.		7,776,625
BDCM Opportunity Fund II, L.P.		9,723,831
Black River Commodity Multi-Strategy Fund, LLC		675,608

	Shares	Fair Value
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Capital Royalty Partners, L.P.		964,957
Catterton Growth Partners, L.P.		15,981,777
CEF-Safety Kleen Liquidating Account	4,810	142,881
Private Equity (18.63% of Partners’ Capital) (continued)
Chrysalis Ventures III, L.P.		$2,165,345
Crosslink Crossover Fund IV, L.P.		1,539,384
Crosslink Crossover Fund V, L.P.		6,304,207
Crosslink Crossover Fund VI, L.P.		16,577,771
Dace Ventures I, L.P.		1,509,963
Fairhaven Capital Partners, L.P.		7,607,946
Garrison Opportunity Fund II A, LLC		15,608,617
Garrison Opportunity Fund, LLC		20,554,861
HealthCor Partners Fund, L.P.		8,719,201
Highland Credit Strategies Liquidation Vehicle Onshore		2,222,131
Integral Capital Partners VIII, L.P.		2,872,000
L-R Global Partners, L.P.		404,777
MatlinPatterson Global Opportunities Partners III, L.P.		10,805,832
Middle East North Africa Opportunities Fund, L.P.	5,089	1,315,734
Monomoy Capital Partners II, L.P.		4,252,442
Monomoy Capital Partners, L.P.		2,683,686
Monsoon India Inflection Fund 2, L.P.		230,000
Monsoon India Inflection Fund, L.P.		130,000
Pine Brook Capital Partners, L.P.		19,798,453
Pinto America Growth Fund, L.P.		1,560,110
Private Equity Investment Fund IV, L.P.		6,231,703
Private Equity Investment Fund V, L.P.		39,915,679
Saints Capital VI, L.P.		16,440,779
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,755,251
Sanderling Venture Partners VI, L.P.		1,268,451
Sterling Capital Partners II, L.P.		1,630,110
Sterling Group Partners II, L.P.		960,582
Sterling Group Partners III, L.P.		8,599,007
Strategic Value Global Opportunities Fund I-A, L.P.		2,046,887
Tenaya Capital V, L.P.		6,732,216
Tenaya Capital VI, L.P.		3,881,287
The Column Group, L.P.		8,451,768
The Founders Fund III, L.P.		15,359,354
The Founders Fund IV, L.P.		7,648,857
The Raptor Private Holdings, L.P.	1,833	936,975
Trivest Fund IV, L.P.		19,392,683
Tuckerbrook SB Global Distressed Fund I, L.P.		5,293,587
VCFA Private Equity Partners IV, L.P.		1,382,838
VCFA Venture Partners V, L.P.		5,310,105
Voyager Capital Fund III, L.P.		3,815,370
WestView Capital Partners II, L.P.		28,067,852
Real Estate (6.99% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		484,300
Cypress Realty VI, L.P.		5,604,852
Florida Real Estate Value Fund, L.P.		8,150,000
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.		24,991,293
Lone Star Real Estate Fund II (U.S.), L.P.		5,831,654
Monsoon Infrastructure & Realty Co-Invest, L.P.		14,994,404
Northwood Real Estate Co-Investors, L.P.		7,033,803
Northwood Real Estate Partners, L.P.		13,357,102
Parmenter Realty Fund III, L.P.		5,230,480
Parmenter Realty Fund IV, L.P.		6,588,830
Pearlmark Mezzanine Realty Partners III, LLC		20,678,600

Pennybacker II, L.P.		7,726,279
SBC Latin America Housing US Fund, L.P.		7,641,872
Square Mile Partners III, L.P.		12,887,194

Total United States		1,410,217,610

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		1,800,172,813

	Shares	Fair Value
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Arbitrage Strategies (1.14% of Partners’ Capital)
CRC Credit Fund Ltd.	78,050	$22,220,329
Overseas CAP Partners, Inc.	92	755,517
International Equity (0.03% of Partners’ Capital)
Quorum Fund Limited	10,369	615,629
Natural Resources (0.20% of Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		4,000,974

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		27,592,449

Total Passive Foreign Investment Companies		27,592,449

Private Corporations
United States
Real Estate (0.57% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		2,548,972
Legacy Partners Realty Fund III, Inc.		6,292,656
Net Lease Private REIT V, Inc.		137,708
Net Lease Private REIT VI, Inc.		770,918
Net Lease Private REIT VII, Inc.		847,110
Net Lease Private REIT VII-A, Inc.		847,110

Total Private Corporations		11,444,474

Total Investments in Investment Funds Cost ($1,656,659,136)		1,839,209,736

PART C:

OTHER INFORMATION

The Endowment PMF Master Fund, L.P. (the “Master Fund”)

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Included in Part A: Not Applicable

Included in Part B: Not Applicable

(2)	Exhibits

	(a)(1)	Amended and Restated Agreement of Limited Partnership, filed herewith.

	(a)(2)	Certificate of Limited Partnership of the Master Fund, filed herewith

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Refer to Exhibit (a)(1).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Investment Management Agreement between the Master Fund and Endowment Advisers, L. P., filed herewith.

	(h)	Not applicable

	(i)	Not applicable

	(j)	Custodian Agreement between the Master Fund and Citibank N.A., filed herewith.

	(k)(1)	Administration Agreement between each of the Master Fund, PMF Fund, L.P., PMF TEI Fund, L.P. and Citi Fund Services, Inc., filed herewith.

	(k)(2)	Expense Limitation Agreement between the Master Fund and Endowment Advisers, L.P., filed herewith.

	(l)	Not applicable

	(m)	Not applicable

	(n)	Not applicable

	(o)	Not applicable

	(p)	Not applicable

	(q)	Not applicable

	(r)(1)	Rule 17j-1 Code of Ethics of the Master Fund, filed herewith.

	(r)(2)	Rule 17j-1 Code of Ethics of Salient Capital, L.P., filed herewith.

	(r)(3)	Rule 17j-1 Code of Ethics of Endowment Advisers, L.P., filed herewith.

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ITEM 26.	MARKETING ARRANGEMENTS

Not applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION OF SECURITIES BEING REGISTERED

Not Applicable

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

PMF Fund, L.P., PMF TEI Fund, L.P., and PMF TEI (Offshore) Fund, Ltd. may be considered to be under common control with Registrant. Initially, the Endowment Master Fund, LP. may be deemed to control the Registrant.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Record holders of limited partnership interests: 2 as of February 18, 2014.

ITEM 30.	INDEMNIFICATION

Section 3.10 of the Limited Partnership Agreement states as follows:

(a)	To the fullest extent permitted by law, the Partnership will, subject to Section 3.10(c) of this Agreement, indemnify each General Partner and Adviser (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner or Adviser or Partner of a General Partner or Adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his employer, executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner, Adviser or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial or arbitral decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of: (i) willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office or (ii) material breach of this Agreement by such indemnitee. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 3.10 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.10. Notwithstanding the foregoing, claims, actions, suits and proceedings relating to or arising out of the internal affairs of the General Partner or the Adviser (including any claim solely involving the owners, directors or employees of such Persons) shall not be covered by the indemnification provisions of this Section 3.10.

(b)

Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.10(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a

2

claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c)	As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 3.10(a) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that providing indemnification hereunder to such indemnitee would not result in protecting the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of the indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d)	Any indemnification or advancement of expenses made in accordance with this Section 3.10 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial or arbitral decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.10, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.10. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.10 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).

(e)	An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.10 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)	The rights of indemnification provided in this Section 3.10 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.10 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Adviser or other Person.

(g)	The Partnership may, with the unanimous consent of the Directors, enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this Section 3.10.

Section 13 of the Investment Management Agreement between the Master Fund and Endowment Advisers, L.P. states as follows:

(a) The Fund will indemnify the Adviser and any Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the

3

Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from a Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b) Notwithstanding any of the foregoing, the provisions of this section 13 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to the directors and officers of the Endowment Advisers, L.P., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is incorporated herein by reference to the Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-62618).

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of (1) the Master Fund, (2) the Master Fund’s Investment Adviser, (3) the Master Fund’s Custodian, and (4) the Master Fund’s Independent Administrator. The address of each is as follows:

1.	The Endowment PMF Master Fund, L.P.

4265 San Felipe, Suite 800

Houston, TX 77024

2.	Endowment Advisers, L.P.

4265 San Felipe, Suite 800

Houston, TX 77024

3.	Citibank N.A.

388 Greenwich St.

New York, NY 10013

4.	Citi Fund Services, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

Not Applicable.

4

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston in the State of Texas on the 20th day of February, 2014.

THE ENDOWMENT PMF MASTER FUND, L.P.

By:	/s/ John A. Blaisdell
Name:	John A. Blaisdell
Title:	Principal Executive Officer

5

Exhibit Index

(a)(1)	Limited Partnership Agreement of the Master Fund

(a)(2)	Certificate of Limited Partnership of the Master Fund

(g)	Investment Management Agreement between the Master Fund and Endowment Advisers, L.P.

(j)	Custodian Agreement between the Master Fund and Citibank N.A.

(k)(1)	Administration Agreement between each of the Master Fund, PMF Fund, L.P., PMF TEI Fund, L.P. and Citi Fund Services, Inc.

(k)(2)	Expense Limitation Agreement between the Master Fund and Endowment Advisers, L.P.

(r)(1)	Rule 17j-1 Code of Ethics of the Master Fund

(r)(2)	Rule 17j-1 Code of Ethics of Salient Capital, L.P.

(r)(3)	Rule 17j-1 Code of Ethics of Endowment Advisers, L.P.

6